Pilgrim Global Technology Fund
                         7337 East Doubletree Ranch Road
                            Scottsdale, Arizona 85258
                                 1-800-992-0180

                                January 23, 2001

Dear Shareholder:

     Your Board of Directors has called a Special Meeting of Shareholders of the Pilgrim Global Technology Fund scheduled to be held at 2:00 p.m., local time, on February 23, 2001 at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258.

     The Board of Directors has approved a reorganization of Pilgrim Global Technology Fund, which is managed by ING Pilgrim Investments, Inc. and is part of the Pilgrim Funds, into ING Global Information Technology Fund, which is managed by ING Mutual Funds Management Co. LLC and is part of the ING Funds (the "Reorganization"). If approved by shareholders, you will become a shareholder of ING Global Information Technology Fund on the date that the Reorganization occurs. ING Global Information Technology Fund has investment objectives and policies that are similar in many respects to those of Pilgrim Global Technology Fund, and the Reorganization is expected to result in operating expenses that are lower for shareholders.

     You are being asked to vote to approve an Agreement and Plan of Reorganization. The accompanying document describes the proposed transaction and compares the policies and expenses of the funds for your evaluation.

     After careful consideration, the Board of Directors of Pilgrim Global Technology Fund unanimously approved this proposal and recommended shareholders vote "FOR" the proposal.

     A Proxy Statement/Prospectus that describes the Reorganization is enclosed. We hope that you can attend the Special Meeting in person; however, we urge you in any event to vote your shares by completing and returning the enclosed proxy card in the envelope provided at your earliest convenience.

     YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. IN ORDER TO AVOID THE ADDED COST OF FOLLOW-UP SOLICITATIONS AND POSSIBLE ADJOURNMENTS, PLEASE TAKE A FEW MINUTES TO READ THE PROXY STATEMENT/PROSPECTUS AND CAST YOUR VOTE. IT IS IMPORTANT THAT YOUR VOTE BE RECEIVED NO LATER THAN FEBRUARY 22, 2001.

     Pilgrim Global Technology Fund may use Shareholder Communications Corporation, a professional proxy solicitation firm, to assist shareholders in the voting process. As the date of the Special Meeting approaches, if we have not already heard from you, you may receive a telephone call from Shareholder Communications Corporation reminding you to exercise your right to vote.

     We appreciate your participation and prompt response in this matter and thank you for your continued support.

                                        Sincerely,

                                        /s/ Robert W. Stallings

                                        Robert W. Stallings
                                        President

                         Pilgrim Global Technology Fund
                         7337 East Doubletree Ranch Road
                            Scottsdale, Arizona 85258
                                 1-800-992-0180

                  NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF
                         PILGRIM GLOBAL TECHNOLOGY FUND
                         SCHEDULED FOR FEBRUARY 23, 2001

To the Shareholder:

     A Special Meeting of Shareholders of the Pilgrim Global Technology Fund ("Special Meeting") is scheduled for February 23, 2001 at 2:00 p.m., local time, at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258.

     The purposes of the Special Meeting are as follows:

     1. To approve an Agreement and Plan of Reorganization providing for the acquisition of all of the assets and liabilities of Class A shares of Pilgrim Global Technology Fund by ING Global Information Technology Fund in exchange for shares of the corresponding Class of ING Global Information Technology Fund and the subsequent liquidation of the Pilgrim Global Technology Fund; and

     2. To transact such other business as may properly come before the Special Meeting or any adjournments thereof.

     Shareholders of record at the close of business on December 26, 2000, are entitled to notice of, and to vote at, the meeting. Your attention is called to the accompanying Proxy Statement/Prospectus. Regardless of whether you plan to attend the meeting, PLEASE COMPLETE, SIGN AND RETURN PROMPTLY THE ENCLOSED PROXY CARD so that a quorum will be present and a maximum number of shares may be voted. If you are present at the meeting, you may change your vote, if desired, at that time.

                                        By Order of the Board of Directors

                                        /s/ James M. Hennessy

                                        James M. Hennessy,
                                        Secretary
January 23, 2001

                                TABLE OF CONTENTS



                                                                            PAGE
                                                                            ----
INTRODUCTION..............................................................    1

SUMMARY...................................................................    2

INVESTMENT OBJECTIVES AND POLICIES........................................    4

  Comparison of Investment Objectives and Strategies......................    4
  Comparison of Portfolio Characteristics.................................    6
  Relative Performance....................................................    7
  Performance of ING Global Information Technology Fund...................    7
  Comparison of Investment Techniques and Risks of the
    Investing in the Funds................................................    9

COMPARISON OF FEES AND EXPENSES...........................................   10

  General Information.....................................................   13

ADDITIONAL INFORMATION ABOUT ING GLOBAL INFORMATION TECHNOLOGY FUND.......   13

  Investment Personnel....................................................   13

INFORMATION ABOUT THE REORGANIZATION......................................   14

ADDITIONAL INFORMATION ABOUT THE FUNDS....................................   16

GENERAL INFORMATION ABOUT THE PROXY STATEMENT.............................   17

  Solicitation of Proxies.................................................   17
  Voting Rights...........................................................   17
  Other Matters to Come Before the Special Meeting........................   18
  Shareholder Proposals...................................................   18
  Reports to Shareholders.................................................   18

APPENDIX A................................................................  A-1

APPENDIX B................................................................  B-1

Appendix C................................................................  C-1

Appendix D................................................................  D-1

Appendix E................................................................  E-1

                           PROXY STATEMENT/PROSPECTUS
                  SPECIAL MEETING OF SHAREHOLDERS SCHEDULED FOR

                                FEBRUARY 23, 2001

                      PILGRIM GLOBAL TECHNOLOGY FUND, INC.

                       Relating to the Reorganization into

                     ING GLOBAL INFORMATION TECHNOLOGY FUND
                           a series of ING Funds Trust
                 (COLLECTIVELY, THE "FUNDS" AND EACH, A "FUND")

                                  INTRODUCTION

     This Proxy Statement/Prospectus provides you with information about a proposed transaction. This transaction involves the transfer of all the assets and liabilities of Class A shares of Pilgrim Global Technology Fund to ING Global Information Technology Fund in exchange for Class A shares of ING Global Information Technology Fund (the "Reorganization"). Pilgrim Global Technology Fund will then distribute to its shareholders their portion of the shares of ING Global Information Technology Fund it receives in the Reorganization. The result will be a liquidation of Pilgrim Global Technology Fund. You will receive shares of ING Global Information Technology Fund having an aggregate value equal to the aggregate value of the shares you hold of Pilgrim Global Technology Fund, as of the close of business on the business day of the closing of the Reorganization. You are being asked to vote on the Agreement and Plan of Reorganization through which these transactions would be accomplished.

     Because you, as a shareholder of Pilgrim Global Technology Fund, are being asked to approve transactions that will result in your holding of shares of ING Global Information Technology Fund, this Proxy Statement also serves as a Prospectus for ING Global Information Technology Fund.

     This  Proxy  Statement/Prospectus,  which  you  should  retain  for  future reference, contains important information about ING Global Information Technology Fund that you should know before investing. For a more detailed discussion of the investment objectives, policies, restrictions and risks of ING Global Information Technology Fund, see the Prospectus (the "ING Prospectus") and the Statement of Additional Information ("SAI") for the ING Funds dated November 6, 2000, which are incorporated herein by reference. For a more detailed discussion of the investment objectives, policies, restrictions and risks of the Pilgrim Global Technology Fund, see the Prospectus dated November 1, 2000 (the "Pilgrim Prospectus") and the SAI for Pilgrim Global Technology Fund dated August 11, 2000, which are incorporated herein by reference. Each of the Funds also provides periodic reports to its shareholders which highlight certain important information about the Funds, including investment results and financial information. The annual report for ING Global Information Technology Fund dated October 31, 2000, is incorporated herein by reference. The annual report for Pilgrim Global Technology Fund dated October 31, 2000, is incorporated herein by reference. You may receive a copy of the ING Prospectus, the Pilgrim Prospectus, the SAI for either Fund, and the most recent annual report for either of the Funds, without charge, by calling 1-800-992-0180. An SAI dated January 14, 2001 containing additional information about the Reorganization and the parties thereto, has been filed with the Securities and Exchange Commission (the "Commission") and is incorporated by reference into this Proxy Statement/Prospectus. A copy of the SAI relating to the
Reorganization is available upon request and without charge by calling 1-800-992-0180.

     You can copy and review information about each Fund (including each SAI) at the Commission's Public Reference Room in Washington, D. C. You may obtain information on the operation of the Public Reference Room by calling the Commission at 1-202-942-8090. Reports and other information about each Fund are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. You may obtain copies of this information, after paying a duplicating fee, by electronic request at the following E-mail address:
publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D. C. 20549-0102.

     THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES, OR DETERMINED THAT THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                     SUMMARY

     You should read this entire Proxy Statement/Prospectus carefully. For additional information, you should consult the ING Prospectus, the Pilgrim Prospectus and the Agreement and Plan of Reorganization, which is attached hereto as Appendix B.

     THE PROPOSED REORGANIZATION. On November 2, 2000, the Board of Directors of Pilgrim Global Technology Fund, Inc. approved an Agreement and Plan of Reorganization with respect to Pilgrim Global Technology Fund (the "Reorganization Agreement"). Subject to shareholder approval, the Reorganization Agreement provides for:

     * the transfer of all of the assets of Pilgrim Global Technology Fund to ING Global Information Technology Fund, in exchange for Class A shares of ING Global Information Technology Fund;

     * the assumption by ING Global Information Technology Fund of all of the liabilities of Pilgrim Global Technology Fund;

     * the distribution of ING Global Information Technology Fund Class A shares to the shareholders of Pilgrim Global Technology Fund; and

     *    the complete liquidation of Pilgrim Global Technology Fund.

     The Reorganization is expected to be effective at the close of business on February 23, 2001, or on a later date as the parties may agree (the "Closing"). As a result of the Reorganization, each shareholder of Class A shares of Pilgrim Global Technology Fund will become a shareholder of Class A shares of ING Global Information Technology Fund. Each shareholder will hold, immediately after the Closing, shares of Class A of ING Global Information Technology Fund having an aggregate value equal to the aggregate value of the shares of the Pilgrim Global Technology Fund held by that shareholder as of the close of business on the day of the Closing.

     The Reorganization is one of many reorganizations that are proposed among various ING Funds and various Pilgrim Funds. These reorganizations are occurring in connection with the integration of the ING Funds and Pilgrim Funds, as part of which the distributor, administrator and other service providers of the ING Funds have been changed to those of the Pilgrim Funds. In September 2000, ING Groep N.V., the indirect parent company of ING Mutual Funds Management Co. LLC ("IMFC"), the investment adviser to the ING Funds, acquired ReliaStar Financial Corp., the indirect parent company of ING Pilgrim Investments, Inc. ("ING Pilgrim Investments"), the investment adviser to the Pilgrim Funds. Management of the ING Funds and the Pilgrim Funds have proposed the consolidation of a number of the ING Funds and Pilgrim Funds that they believe have similar or compatible investment policies. The proposed reorganizations are designed to reduce the substantial overlap in funds offered by both the ING Funds and Pilgrim Funds, thereby eliminating duplication of costs and other inefficiencies arising from having similar portfolios within the same fund group. IMFC and ING Pilgrim Investments also believe that the reorganizations may benefit fund shareholders by resulting in surviving funds with a greater asset base. This is expected to achieve economies of scale for shareholders and may provide greater investment opportunities for the surviving funds or the potential to take larger portfolio positions. The integration of the ING Funds and the Pilgrim Funds is expected to provide further benefits to shareholders of the ING Funds and Pilgrim Funds because shareholders will have the ability to exchange into all ING Funds and Pilgrim Funds that offer the same Class of shares. For information about a Pilgrim Fund or an ING Fund, call 1-800-992-0180 to request a prospectus. You should read a fund's prospectus before investing in the fund.

     In considering whether to approve the Reorganization, you should note that:

     * The Funds have investment objectives and policies that are similar in many respects; however, certain important differences are highlighted below.

     * Both Funds invest primarily in equity securities of U.S. and foreign technology companies; however, the Pilgrim Global Technology Fund currently is invested in foreign securities to a greater extent than the ING Global Information Technology Fund. In addition, the Pilgrim Global Technology Fund may invest in emerging market securities as a principal investment strategy.

     * The proposed Reorganization is expected to result in a reduction in operating expenses for shareholders of the Pilgrim Global Technology Fund. For example, the operating expenses, expressed as a percentage of net asset value per share for Class A shares, are as follows:

          *    Expenses of Pilgrim Global Technology Fund:(1)              2.27%

          *    Expenses of ING Global Information Technology Fund -
                 before expense reimbursements from management:(2)         2.07%

          *    Expenses of ING Global Information Technology after
               expense reimbursements from management (based on the
               12 month period ended June 30, 2000):(2), (3)               1.59%

          *    Estimated expenses of ING Global Information Technology
               after the Reorganization and before expense reimbursement
               from management (PRO FORMA):                                2.06%

          *    Estimated expenses of ING Global Information Technology
               after the Reorganization and after expense reimbursement
               from management (PRO FORMA):(3)                             1.59%

     * Pilgrim Global Technology Fund is a non-diversified fund (which means that a greater proportion of the Fund's assets may be invested in a single company), whereas ING Global Information Technology Fund is a diversified fund.

     * The Funds have affiliated management. ING Pilgrim Investments, 7337 E. Doubletree Ranch Road, Scottsdale, Arizona 85258, is the investment manager to Pilgrim Global Technology Fund. IMFC, 7337 E. Doubletree Ranch Road, Scottsdale, Arizona 85258, is the investment manager to ING Global Information Technology Fund. Both are affiliated subsidiaries of the same holding company, ING Groep N.V. After the Reorganization, IMFC would continue to manage ING Global Information Technology Fund, which will include the assets from Pilgrim Global Technology Fund.

     Approval of the Reorganization Agreement requires the affirmative vote of a majority of the outstanding shares of Pilgrim Global Technology Fund.

     AFTER CAREFUL CONSIDERATION, THE BOARD OF DIRECTORS OF PILGRIM GLOBAL TECHNOLOGY FUND UNANIMOUSLY APPROVED THE PROPOSED REORGANIZATION. THE BOARD RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSED REORGANIZATION.

----------
(1) Based upon expenses incurred by the Pilgrim Global Technology Fund since the Fund commenced operations on January 13, 2000 through June 30, 2000, adjusted for current expenses of contracts and the 12b-1 plan which became effective when ING Pilgrim Investments became adviser to the Fund on July 26, 2000.
(2) Based upon expenses incurred by ING Global Information Technology Fund for the 12 month period ended June 30, 2000, adjusted for current expenses of contracts and the 12b-1 plan which became effective on November 6, 2000.
(3) Under the terms of the expense limitation contract for the ING Global Information Technology Fund, IMFC has agreed to limit the expenses of the Fund, excluding interest, taxes, brokerage and extraordinary expenses. The current expense limitation contract provides that it will remain in effect until February 28, 2001. There can be no assurance that the expense limitation contract will be continued after that date.

                       INVESTMENT OBJECTIVES AND POLICIES

COMPARISON OF INVESTMENT OBJECTIVES AND STRATEGIES

                    PILGRIM GLOBAL TECHNOLOGY FUND          ING GLOBAL INFORMATION TECHNOLOGY FUND
                    ------------------------------          --------------------------------------
INVESTMENT        Seeks long-term growth of capital.         Seeks long-term capital appreciation.
OBJECTIVE

PRIMARY           *    Normally invests at least 80%         *    Normally invests at least 65%
INVESTMENT             of its total assets in equity              of its total assets in equity
STRATEGIES             securities or equity                       securities of information
                       equivalents (including common              technology companies. As a
                       and preferred stocks, warrants             general matter, the Fund
                       and convertible securities) of             expects these investments to
                       large, mid- sized or small                 be in common stocks of large,
                       technology or information                  mid-sized or small companies.
                       infrastructure companies.                  This portion of the portfolio
                                                                  will have investments located
                              in at least three countries,
                              including the United States.

                  *    Uses a "bottom-up" approach in        *    The Sub-Adviser believes that
                       stock selection, focusing on               because of rapid advances in
                       companies believed to have                 information technology,
                       rising earnings and rising                 investment in companies within
                       valuations. Seeks growth                   this sector should offer
                       companies with long-term                   substantial opportunities for
                       capital appreciation                       long-term capital
                       potential. Looks for companies             appreciation. The information
                       that display or are expected               technology area has exhibited
                       to display the following                   and continues to demonstrate
                       characteristics:                           rapid growth, both through
                                                                  increasing demand for existing
                       -    Robust growth prospects;              products and services and the
                       -    High profit margins or                broadening of the technology
                            return on capital;                    market. Generally, the
                       -    Attractive valuations                 Sub-Adviser's overall stock
                            relative to expected                  selection for the Fund will be
                            earnings or cash flow;                based on an assessment of the
                       -    Quality management; and               company's fundamental
                       -    Unique technological and              prospects. The Sub-Adviser
                            competitive advantages                anticipates, however, that a
                                                                  portion of the Fund's holdings
                                                                  will be invested in newly
                                                                  issued securities being sold
                                                                  in the primary or secondary
                                                                  market.

                    PILGRIM GLOBAL TECHNOLOGY FUND          ING GLOBAL INFORMATION TECHNOLOGY FUND
                    ------------------------------          --------------------------------------
                  *    Generally sells a stock if the        *    Uses broad industry analysis
                       Adviser believes that its                  and "bottom-up" company
                       target price has been reached,             analysis to identify the
                       its earnings are                           stocks of companies it
                       disappointing, its revenue                 believes will become future
                       growth has slowed or its                   information technology
                       underlying fundamentals have               leaders. First identifies
                       deteriorated.                              themes that address industry
                                                                  and technological changes,
                  *    Considers technology or                    then analyzes individual
                       information infrastructure                 companies worldwide to find
                       companies to be in the                     those firms most likely to
                       following sectors:                         benefit from the selected
                       biotechnology; broadcasting                investment themes.
                       and media content; computers,
                       electronic components and             *    Defines information technology
                       equipment; electronic commerce             companies as those companies
                       and data services; data                    that derive at least 50% of
                       processing; information                    their total revenues or
                       systems; internet; medical                 earnings from information
                       technology; networking; office             technology, hardware or
                       automation; on-line services;              software, or related
                       semiconductors; semiconductor              consulting and services
                       capital equipment; server                  industries.
                       hardware producers; software
                       companies; telecommunications;
                       telecommunications equipment
                       and services; and companies
                       involved in the distribution,
                       servicing, science and
                       development of the above
                       industries.

                  *    May invest in any country,
                       including emerging market
                       countries. The Fund expects
                       that such companies will be
                       located within Africa, Asia,
                       Europe, the Middle East and
                       Latin America. However, the
                       Fund is not limited to these
                       countries and may invest in
                       any country so long as it
                       meets the Fund's objective.
                       Many of the regions in which
                       the Fund will invest will
                       include emerging market
                       countries.

                  *    May invest up to 20% of its
                       assets in investment-grade
                       debt securities of any
                       maturity denominated in U.S.
                       or foreign currencies.

INVESTMENT        ING Pilgrim Investments, Inc.              ING Mutual Funds Management Co. LLC
ADVISER

SUB-ADVISER       N/A                                        ING Investment Management Advisors B.V.

PORTFOLIO         Richard T. Saler, Phillip A.               Guy Uding has primary responsibility for
MANAGERS          Schwartz, and Alan H. Wapnick.             managing the Fund and heads a three-member
                                                             team of investment professionals.

     As you can see from the chart above, the investment objectives and strategies of the Funds are similar.

COMPARISON OF PORTFOLIO CHARACTERISTICS

     The following table compares certain characteristics of the portfolios of the Funds as of June 30, 2000:

                                      PILGRIM GLOBAL TECHNOLOGY FUND        ING GLOBAL INFORMATION TECHNOLOGY FUND
                                      ------------------------------        --------------------------------------
Net Assets                                       $12,226,339                               $176,211,239

Number of Holdings                                   47                                          48

Portfolio Turnover                                312.27%(1)                                  59.00%(2)

As a percentage of net assets:
  Equity Securities                                90.21%                                     98.69%
  Holdings in Companies with
   Market Capitalization Over
   $10 Billion (U.S.)                              52.26%                                     78.23%
  Holdings in Companies with
   Market Capitalization Between
   $5 Billion and $10 Billion
   (U.S.)                                           2.13%                                     10.82%
  Holdings in Companies with
   Market Capitalization Under
   $5 Billion (U.S.)                               35.82%                                      9.64%
  Foreign Securities                               64.35%                                     14.74%
  U.S. Securities                                  25.86%                                     83.95%

Top 10 Countries                  United States                  25.86%       United States                83.95%
(as a % of net assets)            Japan                          24.03%       Canada                        3.69%
                                  Netherlands                     5.42%       United Kingdom                3.18%
                                  United Kingdom                  5.33%       Germany                       2.76%
                                  South Korea                     5.12%       Netherlands                   2.28%
                                  Germany                         4.34%       Ireland                       1.72%
                                  France                          3.48%       Japan                         1.12%
                                  Portugal                        3.26%
                                  Finland                         2.66%
                                  Switzerland                     2.59%

Top 10 Holdings                   Entrust Technologies, Inc.      4.27%       Brocade Communic. Sys.        4.06%
(as a % of net assets)            Vitesse Semiconductor Corp.     3.55%       Veritas Software Corp.        3.98%
                                  Intersil Holding Corp.          3.49%       EMC Corp.-Mass                3.91%
                                  Alcatel ADR                     3.48%       CIENA Corp.                   3.90%
                                  Fujitsu, Ltd.                   3.40%       Nortel Networks Corp          3.69%
                                  Flag Telecom Holdings, Ltd.     3.18%       Oracle Corp.                  3.62%
                                  Mirae Co. ADR                   3.15%       JDS Uniphase Corp.            3.58%
                                  Square Co., Ltd.                3.02%       Texas Instruments, Inc.       3.48%
                                  Lucent Technologies, Inc.       2.91%       Sun Microsystems, Inc.        3.39%
                                  NTT Docomo, Inc.                2.88%       Siebel Systems, Inc.          3.39%

Top 5 Industries                  Telecommunications             30.66%       Telecommunications           24.70%
(as of % of net assets)           Semiconductors                 15.40%       Computer Software            20.40%
                                  Internet Services               9.80%       Internet Services            19.20%
                                  Electrical & Electronics        7.90%       Computers                    14.79%
                                  Consumer Durable Goods          7.30%       Semiconductors                9.40%

----------
(1) For the period January 13, 2000 (when the Fund commenced operations) through June 30, 2000.
(2)  For the 12 month period ended June 30, 2000.

RELATIVE PERFORMANCE

     The following table shows, for the period January 13, 2000 to September 30, 2000, the average annual total return for: (a) Class A shares of Pilgrim Global Technology Fund; (b) Class A shares of ING Global Information Technology Fund; and (c) the Goldman Sachs Technology Industry Composite Index. Only this period is shown because Pilgrim Global Technology Fund commenced operations on January 13, 2000. Performance of the Funds in the table does not reflect the deduction of sales loads, and would be lower if it did. The index has inherent performance advantages over the Funds since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Each Fund's past performance is not an indication of its future performance.

                         PILGRIM GLOBAL      ING GLOBAL        GOLDMAN SACHS
                           INFORMATION       TECHNOLOGY     TECHNOLOGY INDUSTRY
     PERIOD             TECHNOLOGY FUND(2)      FUND         COMPOSITE INDEX(3)
     ------             ------------------      ----         ------------------
1/13/00-9/30/00(1)           -15.54%           17.92%              -0.55%

----------
(1)  Not annualized.
(2) Prior to July 26, 2000, Lexington Management Corp. ("Lexington") served as adviser to the Pilgrim Global Technology Fund. Lexington was acquired by the parent of ING Pilgrim Investments on July 26, 2000. Messrs. Saler, Schwartz, and Wapnick have been primarily responsible for advising the Fund since June 7, 2000, and continued to manage the Fund after the July 26th transaction. Prior to June 7, 2000, a sub-adviser advised the Fund.
(3) The Goldman Sachs Technology Industry Composite Index ("GSTI Index") is a widely recognized, unmanaged index of technology stocks.

PERFORMANCE OF ING GLOBAL INFORMATION TECHNOLOGY FUND

     The bar chart and table that follow provide an indication of the risks of investing in ING Global Information Technology Fund by showing (on a calendar year basis) changes in ING Global Information Technology Fund's annual total return for the 12 month period ended December 31, 1999, and by showing (on a calendar year basis) how ING Global Information Technology Fund's average annual returns for one year and since inception compare to those of the GSTI Index. The information in the bar chart is based on the performance of the Class A shares of ING Global Information Technology Fund, although the bar chart does not reflect the deduction of the sales load on Class A shares. If the bar chart included the sales load, returns would be less than those shown. ING Global Information Technology Fund's past performance is not necessarily an indication of how the Fund will perform in the future. Total returns include reinvestment of dividends and capital gains distributions, if any. All indices are unmanaged.

                      CALENDAR YEAR-BY-YEAR RETURNS(1), (2)

  1990    1991    1992    1993    1994    1995    1996    1997    1998    1999
  ----    ----    ----    ----    ----    ----    ----    ----    ----    ----
                                                                         140.15%

----------
(1) During the period shown in the chart, the Fund's best quarterly performance was 78.51% for the quarter ended December 31, 1999, and the Fund's worst quarterly performance was 7.43% for the quarter ended March 31, 1999. The Fund's year to date total return as of September 30, 2000 is 12.36%.
(2) Returns in 1999 were primarily achieved during unusually favorable conditions in the market, particularly for information technology companies. (See "Comparison of Investment Techniques and Risks of Investing in the Funds" below.) You should not expect that such favorable returns can consistently be achieved.

     The table below shows what the average annual total returns of ING Global Information Technology Fund would equal if you averaged out actual performance over various lengths of time, compared to the GSTI Index. The GSTI Index has inherent performance advantages over ING Global Information Technology Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. ING Global Information Technology Fund's performance reflected in the table below assumes the deduction of the maximum sales charge in all cases.

AVERAGE ANNUAL TOTAL RETURNS for the period ended December 31, 1999(1)

                                                                         SINCE
                                                           1 YEAR      INCEPTION
                                                           ------      ---------
ING Global Information Technology Fund - Class A(2)        126.30%      148.79%
GSTI Index(3)                                               88.58%      105.95%

----------
(1)  The Fund commenced operations on December 15, 1998.
(2)  Reflects deduction of sales charge of 5.75%.
(3)  The GSTI Index is a widely recognized unmanaged index of technology stocks.

     The table below shows the performance of ING Global Information Technology Fund if sales charges are not reflected.

AVERAGE ANNUAL TOTAL RETURN for the period ended December 31, 1999

                                                                         SINCE
                                                           1 YEAR      INCEPTION
                                                           ------      ---------
ING Global Information Technology Fund - Class A           140.15%      161.82%

     For a discussion by the adviser regarding the performance of the ING Global Information Technology Fund for the year ended October 31, 2000, see Appendix A to this Proxy Statement/Prospectus. Additional information about ING Global Information Technology Fund is included in Appendix C to this Proxy Statement/Prospectus.

COMPARISON OF INVESTMENT TECHNIQUES AND RISKS OF THE INVESTING IN THE FUNDS

     Because the Funds have investment objectives and policies that are similar in many respects, many of the risks of investing in ING Global Information Technology Fund are similar to the risks of investing in Pilgrim Global Technology Fund. A principal risk of an investment in each of the Funds is that you may lose money on your investment. Each Fund's shares may go up or down, sometimes rapidly and unpredictably. Market conditions, financial conditions of issuers represented in the portfolio, investment policies, portfolio management, and other factors affect the volatility of each Fund's shares.

     EQUITY SECURITIES. Both Funds invest in equity securities and securities with equity characteristics, such as common stocks, preferred stocks, convertible securities and warrants and other stock purchase rights. Both Funds are subject to risks associated with investing primarily in equity securities, including market risk, issuer risk, credit risk and market trends risk, discussed below, among others. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. Credit risk is the risk that an issuer may not be able to meet its financial obligations when due, including payments on outstanding debt. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. Additionally, both Funds invest in small and medium-sized companies. Investment in smaller capitalization companies may involve greater risk than is customarily associated with securities of larger, more established companies, because they may have fewer financial resources, more limited product and market diversification, and less depth of management. Smaller companies also may experience relatively high growth rates and higher failure rates than do larger companies. The trading volume of securities of smaller companies is normally less than that of larger companies and, therefore, may disproportionately affect their market price, tending to make them rise more in response to buying demand and fall more in response to selling pressure than is the case with larger companies. The securities of the smaller companies may trade in lower volumes and may be less liquid than securities of larger, more established companies. A Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund. Furthermore, smaller companies may be more susceptible to more volatile price swings than larger, more established companies.

     FOREIGN SECURITIES. Each Fund invests in foreign securities. There are certain risks in owning foreign securities, including those resulting from: fluctuations in currency exchange rates; devaluation of currencies; political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions; reduced availability of public information concerning issuers; accounting, auditing and financial reporting standards or other regulatory practices and requirements that are not uniform when compared to those applicable to domestic companies; settlement and clearance procedures in some countries that may not be reliable and can result in delays in settlement; higher transaction and custody expenses than for domestic securities; and limitations on foreign ownership of equity securities. Also, securities of many foreign companies may be less liquid and the prices more volatile than those of domestic companies. With certain foreign countries, there is the possibility of expropriation, nationalization, confiscatory taxation and limitations on the use or removal of funds or other assets of the Funds, including the withholding of dividends.

     Many of the regions in which the Pilgrim Global Technology Fund will invest include emerging market countries. Investments in emerging market countries are generally riskier than other kinds of foreign investments, particularly because emerging market countries may be less politically and economically stable than other countries. It may also be more difficult to buy and sell securities in emerging market countries.

     RISK OF CONCENTRATION IN THE TECHNOLOGY SECTOR. Because the Funds concentrate their investments in certain sectors, the value of the Funds may be subject to greater volatility than a fund with a portfolio that is less concentrated. The ING Global Information Technology Fund focuses on a narrower group of industry sectors than the Pilgrim Global Technology Fund, and presents the risks of concentration to a greater degree. If the securities of companies in these sectors fall out of favor, the Funds could underperform funds that focus on other types of companies. Investments in companies in the rapidly changing fields of technology and information technology face special risk such as competitive pressures and technological obsolescence and may be subject to increasing governmental regulation. Products and services of companies engaged in the information technology industry are subject to relatively high risks of rapid obsolescence caused by scientific and technological advances. Swings in investor psychology or significant trading by large institutional investors can result in significant price fluctuations and stock price declines.

     NON-DIVERSIFICATION RISK. The Pilgrim Global Technology Fund is classified as a non-diversified investment company. There is additional risk associated with being non-diversified, since a greater proportion of the Fund's total assets may be invested in a single company.

     MARKET TRENDS RISK. From time to time, the stock market may not favor the securities in which the Funds invest. For example, the market could favor value stocks, stocks in industries to which the Fund is not exposed such as "old economy" stocks, or may not favor equities at all.

     DEBT SECURITIES. The Funds may invest in debt securities. The value of debt securities may fall when interest rates rise. Debt securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter maturities.

     PORTFOLIO TURNOVER. Each Fund may engage in frequent and active trading of portfolio securities to achieve their investment objectives. A high portfolio turnover rate involves greater expenses to a Fund, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse effect on the performance of a Fund.

     TEMPORARY DEFENSIVE STRATEGIES. For both Funds, when the adviser or sub-adviser to the Fund anticipates unusual market or other conditions, the Fund may temporarily depart from its principal investment strategies as a defensive measure. To the extent a Fund is engaged in temporary defensive investments, it will not be pursuing its investment objective.

                         COMPARISON OF FEES AND EXPENSES

     The following discussion describes and compares the fees and expenses of the Funds. For further information on the fees and expenses of ING Global Information Technology Fund, see "Appendix C: Additional Information Regarding ING Global Information Technology Fund."

     TOTAL OPERATING EXPENSES. The operating expenses of ING Global Information Technology Fund, expressed as a ratio of expenses to average daily net assets ("expense ratio"), are lower than those of Pilgrim Global Technology Fund. For the 12 month period ending June 30, 2000, the total expenses for Class A shares of ING Global Information Technology Fund were 2.07% and net expenses for Class A shares of the Fund were 1.59%,(1) which are lower than those of Class A of Pilgrim Global Technology Fund, which were 2.27%.

     MANAGEMENT FEES. Both Funds have the same annual management fee, which is 1.25% of the Fund's average daily net assets.

     DISTRIBUTION AND SERVICE FEES. The distribution (12b-1) fee and service fee for Class A shares of ING Global Information Technology Fund are 0.35%, which is 0.10% higher than the distribution and service fees of 0.25% for Class A shares of Pilgrim Global Technology Fund.

     EXPENSE LIMITATION ARRANGEMENTS. Expense limitation arrangements are in place for each Fund. Under the terms of the expense limitation contract for the ING Global Information Technology Fund, IMFC has agreed to limit the expenses of the Fund, excluding interest and taxes, brokerage and extraordinary expenses, to 1.59% for Class A shares. The current expense limitation contract provides that it will remain in effect until February 28, 2001. There can be no assurance that the expense limitation contract will be continued after that date.

----------
(1) Based upon expenses incurred by the Fund for the 12 month period ended June 30, 2000, adjusted for current expenses of contracts and the 12b-1 plan which were in effect on November 6, 2000.

     Expense limitation arrangements are in place for Pilgrim Global Technology Fund. Under the terms of the expense limitation contract, ING Pilgrim Investments has agreed to limit the expenses of Class A shares of the Pilgrim Global Technology Fund, excluding interest, taxes, brokerage and extraordinary and other expenses, to 2.75% of average net assets, subject to possible recoupment by ING Pilgrim Investments within three years. The current expense limitation agreement for the Fund provides that it will remain in effect through at least July 26, 2002. There can be no assurance that the expense limitation agreement will be continued after that date. Although ING Pilgrim Investments has implemented an expense limitation contract for Class A shares of Pilgrim Global Technology Fund, the Fund's actual expenses are lower than the expense limitation contained in the contract. This information and similar information is shown in the table below in the section entitled "Annual Fund Operating Expenses."

     It is expected that the expense ratio of Class A shares of the ING Global Information Technology Fund after the Reorganization will be 2.06%, without taking into account any expense subsidies from management.

     EXPENSE TABLE. The current expenses of each of the Funds and estimated PRO FORMA expenses giving effect to the proposed Reorganization are shown in the following table. Expenses for the ING Global Information Technology Fund are based upon the operating expenses incurred by Class A shares of the Fund for the 12 month period ended June 30, 2000, as adjusted for expenses of contracts and the 12b-1 plan which became effective on November 6, 2000. Expenses for Pilgrim Global Technology Fund are annualized based upon expenses incurred by the Fund from January 13, 2000 (commencement of operations) through June 30, 2000, adjusted for current expenses of contracts and the distribution plan which became effective when ING Pilgrim Investments became adviser to the Fund on July 31, 2000. PRO FORMA fees show estimated fees of ING Global Information
Technology Fund after giving effect to the proposed Reorganization as adjusted to reflect changes in contractual charges. PRO FORMA numbers are estimated in good faith and are hypothetical.

                   ANNUAL FUND OPERATING EXPENSES (UNAUDITED)
                  (expenses that are deducted from Fund assets,
          shown as a ratio of expenses to average daily net assets)(1)

                                           DISTRIBUTION
                                           (12b-1) AND                     TOTAL FUND
                           MANAGEMENT      SHAREHOLDER         OTHER       OPERATING       FEE WAIVER      NET FUND
                              FEES      SERVICING FEES(2)     EXPENSES      EXPENSES      BY ADVISER(3)    EXPENSES
                              ----      -----------------     --------      --------      -------------    --------
Pilgrim Global
  Technology Fund             1.25%           0.25%            0.77%         2.27%             --           2.27%

ING Global Information
  Technology Fund             1.25%           0.35%            0.47%         2.07%           -0.48%         1.59%

ING Global Information
  Technology Fund after
  Reorganization (PRO
  FORMA)                      1.25%           0.35%            0.46%         2.06%           -0.47%         1.59%

------------
(1) The fiscal year end for Pilgrim Global Technology Fund is October 31. Prior to October 31, 2000, the Fund's fiscal year end was December 31. The fiscal year end for ING Global Information Technology Fund is October 31.
(2) As a result of distribution (Rule 12b-1) fees, a long-term investor may pay more than the economic equivalent of the maximum sales charge allowed by the Rules of the National Association of Securities Dealers, Inc.
(3) IMFC has entered into an expense limitation contract that limits expenses (excluding interest, taxes, brokerage and extraordinary expenses) to 1.59% for Class A shares of ING Global Information Technology Fund. The expense limitation contract for ING Global Information Technology Fund will remain in effect until February 28, 2001. There is no assurance that the expense limitation arrangements will be continued after this date. ING Pilgrim Investments has entered into an expense limitation agreement that limits expenses (excluding interest, taxes, brokerage and extraordinary expenses) for Class A shares of Pilgrim Global Technology Fund to 2.75%, subject to possible later recoupment. ING Pilgrim Investments has agreed that the expense limitations will apply to Pilgrim Global Technology Fund until at least July 26, 2002. There is no assurance that the expense limitation arrangement will remain in effect after this date.

     Following the Reorganization and in the ordinary course of business as a mutual fund, certain holdings of Pilgrim Global Technology Fund that are transferred to ING Global Information Technology Fund in connection with the Reorganization may be sold. Such sales may result in increased transaction costs for ING Global Information Technology Fund, and the realization of taxable gains or losses for ING Global Information Technology Fund.

     EXAMPLES. The examples are intended to help you compare the cost of investing in the Funds. The examples assume that you invest $10,000 in each Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investment has a 5% return each year and that each Fund's operating expenses remain the same. The 5% return is an assumption and is not intended to portray past or future investment results. Based on the above assumptions, you would pay the following expenses if you redeem your shares at the end of each period shown. Your actual costs may be higher or lower.

                        PILGRIM GLOBAL                      ING GLOBAL
                       TECHNOLOGY FUND             INFORMATION TECHNOLOGY FUND
              -------------------------------    ------------------------------
               1       3       5                  1      3        5
              YEAR   YEARS   YEARS   10 YEARS    YEAR  YEARS    YEARS  10 YEARS
              ----   -----   -----   --------    ----  -----    -----  --------
CLASS A       $792   $1,244  $1,720   $3,030     $773  $1,186  $1,625   $2,837


                           PRO FORMA - THE FUNDS COMBINED*
                        -------------------------------------
                          1         3          5         10
                        YEAR      YEARS      YEARS      YEARS
                        ----      -----      -----      -----
          CLASS A       $772      $1,184    $1,620     $2,827

----------
*    Estimated.

     You would pay the following expenses if you did not redeem your shares:

                        PILGRIM GLOBAL                      ING GLOBAL
                       TECHNOLOGY FUND             INFORMATION TECHNOLOGY FUND
              -------------------------------    ------------------------------
               1       3       5                  1      3        5
              YEAR   YEARS   YEARS   10 YEARS    YEAR  YEARS    YEARS  10 YEARS
              ----   -----   -----   --------    ----  -----    -----  --------
CLASS A       $792   $1,244  $1,720   $3,030     $773  $1,186  $1,625   $2,837


                           PRO FORMA - THE FUNDS COMBINED*
                        -------------------------------------
                          1         3          5         10
                        YEAR      YEARS      YEARS      YEARS
                        ----      -----      -----      -----
          CLASS A       $772      $1,184    $1,620     $2,827

----------
*    Estimated.

GENERAL INFORMATION

     Class A shares of ING Global Information Technology Fund issued to a shareholder in connection with the Reorganization will not be subject to an initial sales charge, but will be subject to the same contingent deferred sales load ("CDSL"), if any, applicable to the corresponding shares of Pilgrim Global Technology Fund held by that shareholder immediately prior to the Reorganization. In addition, the period that the shareholder held shares of Pilgrim Global Technology Fund will be included in the holding period of ING Global Information Technology Fund shares for purposes of calculating any CDSL.

     Class A shares of ING Global Information Technology Fund and Pilgrim Global Technology Fund are subject to the sales structure described below on new investments.

                       TRANSACTION FEES ON NEW INVESTMENTS
                    (fees paid directly from your investment)

                                                                      PILGRIM            ING GLOBAL
                                                                       GLOBAL           INFORMATION
                                                                     TECHNOLOGY          TECHNOLOGY
                                                                        FUND                FUND
                                                                      CLASS A             CLASS A
                                                                      -------             -------
Maximum sales charge (load) imposed on purchases (as a
  percentage of offering price)                                       5.75%(1)            5.75%(1)
Maximum deferred sales charge (load) (as a percentage of the
  lower of original purchase price or redemption proceeds)            None(2)             None(2)
Redemption fee (as a percentage of amount redeemed, if
  applicable)                                                         2.00%(3)            None

----------
(1) Reduced for purchases of $50,000 and over. For information on reduced sales loads for ING Global Information Technology Fund, see "Class A Shares -- Initial Sales Load Alternative" in Appendix C.
(2) A CDSL of no more than 1.00% may be assessed for up to two years on redemptions of Class A shares that were purchased without an initial sales charge as part of an investment of $1 million or more. Shareholders of ING Global Information Technology Fund who invested $1,000,000 or more in Class A Shares prior to November 6, 2000, are subject to a CDSL of 1.00% for a period of 12 months from the date of purchase. Shareholders of Pilgrim Global Technology Fund who purchased shares prior to July 26, 2000 are not subject to a CDSL.
(3)  The 2.0% redemption fee applies only to shares held less than 90 days.

     Neither  ING  Global   Information   Technology  Fund  nor  Pilgrim  Global
Technology Fund have any exchange fees or sales charges on reinvested dividends.

       ADDITIONAL INFORMATION ABOUT ING GLOBAL INFORMATION TECHNOLOGY FUND

INVESTMENT PERSONNEL

     The ING Global Information Technology Fund is managed by the sub-adviser, ING Investment Management Advisors B.V. ("IIMA"). Mr. Guy Uding has primary responsibility for managing the Fund and heads the three-member team of investment professionals. Mr. Uding has been employed by IIMA and its affiliates since 1995, and has five years of investment experience.

                      INFORMATION ABOUT THE REORGANIZATION

     THE REORGANIZATION AGREEMENT. The Reorganization Agreement provides for the transfer of all of the assets and liabilities of Pilgrim Global Technology Fund to ING Global Information Technology Fund in exchange for Class A shares of ING Global Information Technology Fund. Pilgrim Global Technology Fund will distribute the shares of ING Global Information Technology Fund received in the exchange to the shareholders of Pilgrim Global Technology Fund and then Pilgrim Global Technology Fund will be liquidated.

     After the Reorganization, each shareholder of Pilgrim Global Technology Fund will own Class A shares of ING Global Information Technology Fund having an aggregate value equal to the aggregate value of Class A shares in Pilgrim Global Technology Fund held by that shareholder as of the close of business on the business day of the Closing. Shareholders of Class A shares of Pilgrim Global Technology Fund will receive shares of the corresponding Class of ING Global Information Technology Fund. In the interest of economy and convenience, shares of ING Global Information Technology Fund generally will not be represented by physical certificates, unless requested in writing.

     Until the Reorganization, shareholders of Pilgrim Global Technology Fund will continue to be able to redeem their shares. Redemption requests received after the Reorganization will be treated as requests received by ING Global Information Technology Fund for the redemption of its shares.

     The obligations of the Funds under the Reorganization Agreement are subject to various conditions, including approval of the shareholders of Pilgrim Global Technology Fund. The Reorganization Agreement also requires that each of the Funds take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by the Reorganization Agreement. The Reorganization Agreement may be terminated by mutual agreement of the parties or on certain other grounds. Please refer to Appendix B to review the terms and conditions of the Reorganization Agreement.

     REASONS FOR THE REORGANIZATION. The Reorganization is one of many reorganizations that are proposed among various ING Funds and various Pilgrim Funds. These reorganizations are occurring in connection with the integration of the ING Funds and Pilgrim Funds, as part of which the distributor, administrator, and other service providers of the ING Funds have been changed to those of the Pilgrim Funds. In September 2000, ING Groep N.V., the indirect parent company of IMFC, the investment adviser to the ING Funds, acquired ReliaStar Financial Corp., the indirect parent company of ING Pilgrim Investments, the investment adviser to the Pilgrim Funds. Management of the ING Funds and the Pilgrim Funds have proposed the consolidation of a number of the ING Funds and Pilgrim Funds that they believe have similar or compatible investment policies. The proposed reorganizations are designed to reduce the substantial overlap in funds offered by both the ING Funds and Pilgrim Funds, thereby eliminating duplication of costs and other inefficiencies arising from having similar portfolios within the same fund group. IMFC and ING Pilgrim Investments also believe that the reorganizations may benefit fund shareholders by resulting in surviving funds with a greater asset base. This is expected to achieve economies of scale for shareholders and may provide greater investment opportunities for the surviving funds or the potential to take larger portfolio positions. The integration of the ING Funds and the Pilgrim Funds is expected to provide further benefits to shareholders of the ING Funds and the Pilgrim Funds because shareholders will have the ability to exchange into all ING Funds and Pilgrim Funds that offer the same Class of shares. For information about a Pilgrim Fund or an ING Fund, call 1-800-992-0180 to request a prospectus. You should read a fund's prospectus before investing in the fund.

     The proposed Reorganization was presented to the Board of Directors of Pilgrim Global Technology Fund, Inc. for consideration and approval at a meeting held on November 2, 2000. For the reasons discussed below, the Directors, including all of the Directors who are not "interested persons" (as defined in the Investment Company Act of 1940) of Pilgrim Global Technology Fund, determined that the interests of the shareholders of Pilgrim Global Technology Fund will not be diluted as a result of the proposed Reorganization, and that the proposed Reorganization is in the best interests of Pilgrim Global Technology Fund and its shareholders.

     The Reorganization will allow Pilgrim Global Technology Fund's shareholders to continue to participate in a professionally-managed portfolio which seeks to achieve an objective of long-term growth of capital. As shareholders of ING

Global Information Technology Fund, these shareholders will be able to exchange into other mutual funds in the group of ING Funds and Pilgrim Funds that offer the same Class of shares in which such shareholder is currently invested. A list of the ING Funds and Pilgrim Funds and Classes available after the Reorganization is contained in Appendix D.

     BOARD CONSIDERATIONS. The Board of Directors of Pilgrim Global Technology Fund, in recommending the proposed transaction, considered a number of factors, including the following:

     (1)  The plans of  management  to  integrate  the ING Funds and the Pilgrim
          Funds;

     (2) expense ratios and information regarding fees and expenses of Pilgrim Global Technology Fund and ING Global Information Technology Fund, including the expense limitation arrangements offered by ING Pilgrim Investments for Pilgrim Global Technology Fund and by IMFC for ING Global Information Technology Fund;

     (3) estimates that show that combining the Funds is expected to result in lower expense ratios, because of economies of scale expected to result from an increase in the asset size of the reorganized Fund;

     (4) the Reorganization would not dilute the interests of Pilgrim Global Technology Fund's current shareholders;

     (5)  the  relative   investment   performance   and  risks  of  ING  Global
          Information Technology Fund as compared to Pilgrim Global Technology Fund;

     (6) the similarity of ING Global Information Technology Fund's investment objectives, policies and restrictions with those of Pilgrim Global Technology Fund;

     (7)  the investment resources of IMFC and IIMA;

     (8)  alternatives to combining the Funds;

     (9) the continuing viability of Pilgrim Global Technology Fund given the asset size of the Fund;

     (10) the costs to be borne by Pilgrim Global Technology Fund, ING Global Information Technology Fund, and ING Pilgrim Investments; and

     (11) the tax-free nature of the Reorganization to Pilgrim Global Technology Fund and its shareholders.

     The Board of Directors also considered the future potential benefits to IMFC in that its costs to limit the expenses of ING Global Information Fund are likely to be reduced if the Reorganization is approved.

     THE  DIRECTORS  OF  PILGRIM   GLOBAL   TECHNOLOGY   FUND,   RECOMMEND  THAT
SHAREHOLDERS APPROVE THE REORGANIZATION WITH ING GLOBAL INFORMATION TECHNOLOGY FUND.

     TAX CONSIDERATIONS. The Reorganization is intended to qualify for Federal income tax purposes as a tax-free reorganization under Section 368 of the Internal Revenue Code of 1986, as amended. Accordingly, pursuant to this treatment, neither Pilgrim Global Technology Fund nor its shareholders nor ING Global Information Technology Fund is expected to recognize any gain or loss for federal income tax purposes from the transactions contemplated by the Reorganization Agreement. As a condition to the Closing of the Reorganization, the Funds will receive an opinion from the law firm of Dechert to the effect that the Reorganization will qualify as a tax-free reorganization for Federal income tax purposes. That opinion will be based in part upon certain assumptions and upon certain representations made by ING Funds Trust and Pilgrim Global Technology Fund, Inc.

     Immediately prior to the Reorganization, Pilgrim Global Technology Fund will pay a dividend or dividends which, together with all previous dividends, will have the effect of distributing to its shareholders all of Pilgrim Global Technology Fund's investment company taxable income for taxable years ending on or prior to the Reorganization (computed without regard to any deduction for dividends paid) and all of its net capital gain, if any, realized in taxable years ending on or prior to the Reorganization (after reduction for any available capital loss carryforward). Such dividends will be included in the taxable income of Pilgrim Global Technology Fund's shareholders.

     EXPENSES OF THE REORGANIZATION. ING Pilgrim Investments, adviser to the Pilgrim Global Technology Fund, will bear half the cost of the Reorganization. The Funds will bear the other half of the expenses relating to the proposed Reorganization including, but not limited to, the costs of solicitation of voting instructions and any necessary filings with the Commission. Of the Reorganization expenses allocated to the Funds, each Fund will bear a ratable portion based on its relative net asset value immediately before Closing.

                     ADDITIONAL INFORMATION ABOUT THE FUNDS

     FORM OF ORGANIZATION. ING Global Information Technology Fund is a separate series of ING Funds Trust, a Delaware business trust. Pilgrim Global Technology Fund, Inc. is a Maryland corporation. ING Global Information Technology Fund is governed by a Board of Trustees, and Pilgrim Global Technology Fund, Inc. is governed by a Board of Directors. ING Funds Trust's Board of Trustees consists of four Trustees, and Pilgrim Global Technology Fund, Inc.'s Board of Directors is comprised of eleven Directors.

     DISTRIBUTOR.  ING  Pilgrim  Securities,  Inc.  (the  "Distributor"),  whose address is 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258, is the principal distributor for both of the Funds. The ING Global Information Technology Fund also offers Class B and Class C shares, which have different sales charges and other expenses that may affect their performance. You can obtain more information about these other share Classes by calling 1-800-992-0180.

     DIVIDENDS AND OTHER DISTRIBUTIONS. Both ING Global Information Technology Fund and Pilgrim Global Technology Fund pay dividends from net investment income and net capital gains, if any, on an annual basis. Dividends and distributions of each of the Funds are automatically reinvested in additional shares of the respective Class of the particular Fund, unless the shareholder elects to receive distributions in cash.

     If the Reorganization Agreement is approved by Pilgrim Global Technology Fund's shareholders, then as soon as practicable before the Closing, Pilgrim Global Technology Fund will pay its shareholders a cash distribution of substantially all undistributed net investment income and undistributed realized net capital gains.

     CAPITALIZATION. The following table shows on an unaudited basis, the capitalization of each of the Funds as of June 30, 2000, and on a PRO FORMA basis as of June 30, 2000, giving effect to the Reorganization:

                                                                         NET ASSET VALUE      SHARES
                                                        NET ASSETS          PER SHARE      OUTSTANDING
                                                        ----------          ---------      -----------
PILGRIM GLOBAL TECHNOLOGY FUND
  Class A                                              $  12,226,339          $10.48        1,166,544
ING GLOBAL INFORMATION TECHNOLOGY FUND
  Class A                                              $ 112,091,254          $28.27        3,965,674
  Class B                                              $  37,413,936          $28.02        1,335,339
  Class C                                              $  18,499,125          $28.01          660,499
  Class X*                                             $   8,206,924          $28.00          293,067
PRO FORMA - ING GLOBAL INFORMATION TECHNOLOGY
FUND INCLUDING PILGRIM GLOBAL TECHNOLOGY FUND
  Class A                                               $124,317,593          $28.27        4,398,159
  Class B                                               $ 45,620,860          $28.02        1,628,234
  Class C                                               $ 18,499,125          $28.01          660,499

----------
*    Class X shares merged into Class B shares on November 17, 2000.

                  GENERAL INFORMATION ABOUT THE PROXY STATEMENT

SOLICITATION OF PROXIES

     Solicitation of proxies is being made primarily by the mailing of this Notice and Proxy Statement with its enclosures on or about January 23, 2001. Shareholders of Pilgrim Global Technology Fund whose shares are held by nominees, such as brokers, can vote their proxies by contacting their respective nominee. In addition to the solicitation of proxies by mail, employees of ING Pilgrim Investments and its affiliates, without additional compensation, may solicit proxies in person or by telephone, telegraph, facsimile, or oral communication.

     A shareholder may revoke the accompanying proxy at any time prior to its use by filing with Pilgrim Global Technology Fund, a written revocation or duly executed proxy bearing a later date. In addition, any shareholder who attends the Special Meeting in person may vote by ballot at the Special Meeting, thereby canceling any proxy previously given. The persons named in the accompanying proxy will vote as directed by the proxy card, but in the absence of voting directions in any proxy card that is signed and returned, they intend to vote "FOR" the Reorganization proposal and may vote in their discretion with respect to other matters not now known to the Board of Directors of Pilgrim Global Technology Fund, that may be presented at the Special Meeting.

VOTING RIGHTS

     Shareholders of Pilgrim Global Technology Fund are entitled to one vote for each share held as to any matter on which they are entitled to vote and each fractional share shall be entitled to a proportionate fractional vote. Shares have no preemptive or subscription rights.

     Shareholders of Pilgrim Global Technology Fund at the close of business on December 26, 2000 (the "Record Date") will be entitled to be present and give voting instructions for Pilgrim Global Technology Fund at the Special Meeting with respect to their shares owned as of that Record Date. As of the Record Date, 1,095,273 shares of Pilgrim Global Technology Fund were outstanding and entitled to vote.

     Approval of the Reorganization of the Pilgrim Global Technology Fund requires the affirmative vote of a majority of the outstanding shares of Pilgrim Global Technology Fund.

     The holders of one-third of the outstanding shares shall constitute a quorum. In the absence of a quorum, a majority of shares present in person or by proxy may adjourn the Special Meeting from time to time until a quorum is present.

     If a shareholder abstains from voting as to any matter, or if a broker returns a "non-vote" proxy, indicating a lack of authority to vote on a matter, the shares represented by the abstention or non-vote will be deemed present at the Special Meeting for purposes of determining a quorum. However, abstentions and broker non-votes will not be deemed represented at the Special Meeting for purposes of calculating the vote on any matter. As a result, an abstention or broker non-vote will have the same effect as a vote against the Reorganization.

     The Pilgrim Global Technology Fund expects that, before the Special Meeting, broker-dealer firms holding shares of Pilgrim Global Technology Fund in "street name" for their customers will request voting instructions from their customers and beneficial owners. If these instructions are not received by the date specified in the broker-dealer firms' proxy solicitation materials, the Pilgrim Global Technology Fund understands that the broker-dealers that are members of the New York Stock Exchange may vote on the items to be considered at the Special Meeting on behalf of their customers and beneficial owners under the rules of the New York Stock Exchange.

     To the knowledge of Pilgrim Global Technology Fund as of November 1, 2000, no current Director owned 1% or more of the outstanding shares of Pilgrim Global Technology Fund, and the officers and Directors owned, as a group, less than 1% of the shares of Pilgrim Global Technology Fund.

     Appendix E hereto lists the persons that, as of January 1, 2001, owned beneficially or of record 5% or more of the outstanding shares of any Class of Pilgrim Global Technology Fund or ING Global Information Technology Fund.

OTHER MATTERS TO COME BEFORE THE SPECIAL MEETING

     Pilgrim Global Technology Fund does not know of any matters to be presented at the Special Meeting other than those described in this Proxy Statement/Prospectus. If other business should properly come before the Special Meeting, the proxy holders will vote thereon in accordance with their best judgment.

SHAREHOLDER PROPOSALS

     Pilgrim Global Technology Fund is not required to hold regular annual meetings and, in order to minimize its costs, does not intend to hold meetings of shareholders unless so required by applicable law, regulation, regulatory policy or if otherwise deemed advisable by Pilgrim Global Technology Fund's management. Therefore it is not practicable to specify a date by which shareholder proposals must be received in order to be incorporated in an upcoming proxy statement for an annual meeting.

REPORTS TO SHAREHOLDERS

     ING Pilgrim Investments will furnish, without charge, a copy of the most recent Annual Report regarding Pilgrim Global Technology Fund and the most recent Semi-Annual Report succeeding the Annual Report, if any, on request. Requests for such reports should be directed to ING Pilgrim Investments at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258 or by calling 1-800-992-0180.

     IN ORDER THAT THE PRESENCE OF A QUORUM AT THE MEETING MAY BE ASSURED, PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.



                                        /s/ James M. Hennessy

                                        James M. Hennessy,
                                        Secretary

January 23, 2001
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258

                                                                      APPENDIX A

Set forth below is an excerpt from ING Global Information Technology Fund's Annual Report, dated October 31, 2000, regarding the Fund's performance.


                     ING GLOBAL INFORMATION TECHNOLOGY FUND

                     For investors seeking long-term growth


TOP FIVE COUNTRIES(1)                                       TOP FIVE INDUSTRIES(1)

United States                      86.7%           Enterprise Software: Service        11.6%
United Kingdom                      4.0            Computers: Memory Devices            9.3
Germany                             2.7            Internet Applications Software       7.8
Canada                              2.3            Applications Software                7.6
Ireland                             1.9            Telecom. Equipment: Fiber Optics     6.6

TOP TEN HOLDINGS(1)

I2 Technologies, Inc.               4.9%
Veritas Software Corp.              4.9
Emc Corp.                           4.6
Bea Systems, Inc.                   4.5
Siebel Systems Inc.                 4.2
Network Appliance, Inc.             4.2
Sun Microsystems, Inc.              4.2
Ciena Corp.                         3.9
Brocade Communications Systems      3.1
Software.Com Inc.                   3.0

AVERAGE ANNUAL TOTAL RETURN(2) (with sales charge)

              CLASS A SHARES   CLASS B SHARES   CLASS C SHARES   CLASS X SHARES
              --------------   --------------   --------------   --------------
1-Year             49.49%           52.82%           56.77%           52.73%
Inception          66.20            69.20            70.51            53.03

Inception  dates:  Class A, B,  and C  shares  is  12/15/98;  Class X shares  is
1/11/99.
1. Holdings are subject to change and are dollar-weighted based on invested assets.
2. Past performance is historical and is no guarantee of future results. The principal value and return on an investment in the Fund will fluctuate, so that an investor's shares when redeemed may be worth more or less than the original cost. Total returns include change in share value and reinvestment of distributions.

GROWTH OF A $10,000 INVESTMENT
ING Global Information Tech. Fund vs.
GS Tech. Industry Composite Index: 12/15/98 - 10/31/00

                                                                       12/15/98     10/31/99    10/31/00
                                                                       --------     --------    --------
ING Global Information Technology Fund Class A Shares                  $ 9,425      $16,381     $25,981
ING Global Information Technology Fund Class B Shares                   10,000       17,280      26,871
ING Global Information Technology Fund Class C Shares                   10,000       17,280      27,626
GS Technology Industry Composite Index                                  10,000       15,540      18,772

Hypothetical illustration of $10,000 includes the maximum sales charge of 5.75% for Class A shares. Class B shares are subject to a maximum contingent deferred sales charge (CDSC) of 5% (1year) and 4% (inception); Class C shares has a maximum CDSC of 1% (1year). Ending values include change in share value and reinvestment of distributions. The GS Technology Industry Composite Index is unmanaged with no sales charges or expenses.

                               MANAGER'S OVERVIEW

OBJECTIVE

GROWTH OF CAPITAL through investment in a diversified portfolio of primarily global information technology stocks.

"..SPECIFICALLY TWO-THIRDS OF THE RISE IN U.S. PRODUCTIVITY IS RELATED TO IT.

QUESTION: How did the Fund perform during the reporting period?

ANSWER: The Fund continued to produce extraordinary results for shareholders. It also handily outperformed its benchmark, the Goldman Sachs Technology Index.

QUESTION: How was the Fund positioned during the year?

ANSWER: We began the year by increasing our weighting in software and the Internet, and decreased it after the holiday season. Our weighting in Europe was significantly reduced because of valuations and the slowdown in new projects after Y2K concerns ended. The proceeds were then invested in the more liquid bellwether technology names. When the growth outlook and confirmation of the sustainability in growth of the storage sector increased, the weighting was significantly increased within this theme. At the end of the period some profits were locked in, and put again in the front office and supply chain software companies.

QUESTION: Which strategies enhanced the Fund's performance?

ANSWER: Within the storage theme Network Appliance produced dramatic gains. Data under management within companies is growing in excess of 100% yearly, and Network Appliance develops systems that makes it possible to rapidly increase the storage without disrupting the computer environment. Within the software theme BEA Systems also rose sharply. BEA has benefited from the rapid adoption of the Internet by bricks and mortar companies.

QUESTION: What areas detracted from results?

ANSWER: Component shortage was probably the most recurring issue during the reporting period. We added Micron to the Fund because we expected shortages in DRAM as well as an adoption of the Windows 2000 system, which requires more memory. However, PC growth was less than expected, and shortages didn't appear to be severe enough because PC vendors built up inventory to make sure they could meet demand.

QUESTION: What is your outlook for the global IT market and the Fund?

ANSWER: IT is increasingly being used as a competitive weapon and a cost cutting tool. Recent research has estimated that specifically two-thirds of the rise in U.S. productivity is related to IT. In our opinion, the bull case for this technology sector rests on continuing affirmation that technology spending improves efficiency, which then boosts returns on capital. However, we expect volatility to remain high, as not all the companies are able to tap into new growth opportunities successfully. The underlying trends however within the technology sector remain very strong and we therefore remain confident on the long-term outlook.

NOTES:

The views expressed in the Manager's Overview are solely those of the Portfolio Managers.

1.   FUND PERFORMANCE

Past performance data are historical and cannot guarantee future results. The principal value and return on an investment in the Fund will fluctuate, so that an investor's shares when redeemed may be worth more or less than the original cost. Because of ongoing market volatility, the Fund's performance may be subject to substantial short-term changes. Recent stock market gains has produced higher than usual short-term fund returns which may not continue for the long-term.

Shares of ING Funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency and involve investment risks, including the possible loss of the principal amount invested.

Credit allocation includes securities rated by national rating organizations, or if not rated, determined to be of comparable quality by the Fund's Sub-Adviser.

Total returns for Class A Shares include the current maximum initial sales charge of 5.75% (Stock funds); 4.75% (Bond Funds), respectively. Class A shares of ING Money Market Fund are not subject to an initial sales charge. Class B, Class C and Class X shares assume redemption of Fund shares at the end of each period indicated. Class B and X shares are subject to a maximum contingent deferred sales charge (CDSC) of 5% (1-year) and 4% (inception) and Class C shares are subject to a maximum CDSC of 1% (1-year). For ING Emerging Markets Equity Fund and ING Global Communications Fund, the maximum CDSC for Class B, Class C and Class X shares are 5%, 1% and 5%, respectively. All share classes have the same investment portfolio, but are subject to different expenses.

Class X shares are offered to qualified investors (including, but not limited to, IRAs, Roth IRAs, Education IRAs, SEP IRAs, Simple IRAs and 403(b)(7) Plans. Investors purchasing Class X shares will receive bonus shares having a value equal to 2% of the amount invested. Bonus shares are paid by the Fund's Distributor. Shares purchased by the reinvestment of dividends or capital gains distributions are not eligible for bonus shares. Total return for Class X shares does not include the 2% bonus shares paid by the Distributor.

Class I shares are offered only to retirement plans affiliated with ING Group. Shares are sold without an initial sales charge and are not subject to any Rule 12b-1 fees, shareholder servicing fees or account servicing fees.

2.   RISK CONSIDERATIONS

The  Fund   concentrates  its  investments  in  information   technology-related
companies and will carry more risks than funds with more diversified portfolios.

3.   BENCHMARKS

GOLDMAN SACHS TECHNOLOGY INDUSTRY COMPOSITE INDEX is a modified capitalization-weighted index currently composed of 190 companies involved in the technology industry. It includes reinvestment of dividends and capital gains.

                                                                      APPENDIX B

                  FORM OF AGREEMENT AND PLAN OF REORGANIZATION

     THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this 16th day of November, 2000, by and between ING Funds Trust, a Delaware business trust (the "Trust"), with its principal place of business at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258, on behalf of its series, ING Global Information Technology Fund (the "Acquiring Fund"), and Pilgrim Global Technology Fund, Inc., a Maryland corporation (the "Company"), with its principal place of business at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258, on behalf of its sole series, the Lexington Global Technology Fund series, doing business as the Pilgrim Global Technology Fund (the "Acquired Fund").

     This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for Class A voting shares of beneficial interest (0.001 par value per share) of the Acquiring Fund (the "Acquiring Fund Shares"), the assumption by the Acquiring Fund of all liabilities of the Acquired Fund, and the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

     WHEREAS, the Acquired Fund and the Acquiring Fund are open-end, registered investment companies of the management type or a series thereof and the Acquired Fund owns securities which generally are assets of the character in which the Acquiring Fund is permitted to invest;

     WHEREAS, the Trustees of the Trust have determined that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquiring Fund and its shareholders and that the interests of the existing shareholders of the Acquiring Fund would not be diluted as a result of this transaction; and

     WHEREAS, the Directors of the Company, have determined that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquired Fund and its shareholders and that the interests of the existing shareholders of the Acquired Fund would not be diluted as a result of this transaction;

     NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF THE ACQUIRED FUND TO THE ACQUIRING FUND IN EXCHANGE FOR THE ACQUIRING FUND SHARES, THE ASSUMPTION OF ALL ACQUIRED FUND LIABILITIES AND THE LIQUIDATION OF THE ACQUIRED FUND

     1.1. Subject to the requisite approval of the Acquired Fund shareholders and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer all of the Acquired Fund's assets, as set forth in paragraph 1.2, to the Acquiring Fund, and the Acquiring Fund agrees in exchange therefor: (i) to deliver to the Acquired Fund the number of full and fractional Class A Acquiring Fund Shares determined by dividing the value of the Acquired Fund's net assets, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Class A Acquiring Fund Share, computed in the manner and as of the time and date set forth in paragraph 2.2; and (ii) to assume all liabilities of the Acquired Fund, as set forth in paragraph 1.3. Such transactions shall take place at the closing provided for in paragraph 3.1 (the "Closing").

     1.2. The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all assets and property, including, without limitation, all cash, securities, commodities and futures interests and dividends or interests receivable, that are owned by the Acquired Fund, and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund, on the closing date provided for in paragraph 3.1 (the "Closing Date") (collectively, "Assets").

     1.3. The Acquired Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. The Acquiring Fund shall also assume all of the liabilities of the Acquired Fund, whether accrued or contingent, known or unknown, existing at the Valuation Date, as defined in paragraph 2.1 (collectively, "Liabilities"). On or as soon as practicable prior to the Closing Date, the Acquired Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all (and in no event less than 98%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

     1.4. Immediately after the transfer of assets provided for in paragraph 1.1, the Acquired Fund will distribute to the Acquired Fund's shareholders of record, determined as of immediately after the close of business on the Closing Date (the "Acquired Fund Shareholders"), on a pro rata basis, the Acquiring Fund Shares received by the Acquired Fund pursuant to paragraph 1.1, and will completely liquidate. Such distribution and liquidation will be accomplished, with respect to the Acquired Fund's shares, by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The aggregate net asset value of Class A Acquiring Fund Shares to be so credited to Class A Acquired Fund Shareholders shall be equal to the aggregate net asset value of the Acquired Fund shares owned by such shareholders on the Closing Date. All issued and outstanding shares of the Acquired Fund will simultaneously be canceled on the books of the Acquired Fund, although share certificates representing interests in shares of the Acquired Fund will represent a number of Class A Acquiring Fund Shares after the Closing Date, as determined in accordance with Section 2.3. The Acquiring Fund shall not issue certificates representing the Class A Acquiring Fund Shares in connection with such exchange.

     1.5. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent.

     1.6. Any reporting responsibility of the Acquired Fund including, but not limited to, the responsibility for filing of regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the "Commission"), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

2.   VALUATION

     2.1. The value of the Assets shall be the value computed as of immediately after the close of business of the New York Stock Exchange and after the declaration of any dividends on the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures in the then-current prospectus and statement of additional information with respect to the Acquiring Fund, and valuation procedures established by the Acquiring Fund's Board of Trustees.

     2.2. The net asset value of a Class A Acquiring Fund Share shall be the net asset value per share computed with respect to that class as of the Valuation Date, using the valuation procedures set forth in the Acquiring Fund's then-current prospectus and statement of additional information with respect to the Acquiring Fund, and valuation procedures established by the Acquiring Fund's Board of Trustees.

     2.3. The number of the Class A Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund's assets shall be determined by dividing the value of the net assets with respect to the Class A shares of the Acquired Fund determined using the same valuation procedures referred to in paragraph 2.1, by the net asset value of an Acquiring Fund Share, determined in accordance with paragraph 2.2.

     2.4. All computations of value shall be made by the Acquired Fund's designated record keeping agent and shall be subject to confirmation by the Acquiring Fund's record keeping agent and by each Fund's respective independent accountants.

3.   CLOSING AND CLOSING DATE

     3.1. The Closing Date shall be February 23, 2001, or such other date as the parties may agree to in writing. All acts taking place at the Closing shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m., Eastern Time. The Closing shall be held at the offices of the Acquiring Fund or at such other time and/or place as the parties may agree.

     3.2. The Acquired Fund shall direct Brown Brothers Harriman & Co. as custodian for the Acquired Fund (the "Custodian"), to deliver, at the Closing, a certificate of an authorized officer stating that (i) the Assets shall have been delivered in proper form to the Acquiring Fund within two business days prior to or on the Closing Date, and (ii) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Fund's portfolio securities represented by a certificate or other written instrument shall be presented by the Acquired Fund Custodian to the custodian for the Acquiring Fund for examination no later than five business days preceding the Closing Date, and shall be transferred and delivered by the Acquired Fund as of the Closing Date for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Custodian shall deliver as of the Closing Date by book entry, in accordance with the customary practices of such depositories and the Custodian, the Acquired Fund's portfolio securities and instruments deposited with a securities depository, as defined in Rule 17f-4 under the Investment Company Act of 1940, as amended (the "1940 Act"). The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of federal funds on the Closing Date.

     3.3. The Acquired Fund shall direct DST Systems, Inc. (the "Transfer Agent"), on behalf of the Acquired Fund, to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership of outstanding Class A shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Secretary of the Acquiring Fund, or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund's account on the books of the Acquiring Fund. At the Closing each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

     3.4. In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board of Directors of the Acquired Fund or the Board of Trustees of the Acquiring Fund, accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund, respectively, is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

4.   REPRESENTATIONS AND WARRANTIES

     4.1. Except as has been disclosed to the Acquiring Fund, in a written instrument executed by an officer of the Company, the Company on behalf of the Acquired Fund represents and warrants to the Trust as follows:

     (a) The Acquired Fund is duly organized as a series of the Company, which is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland with power under the Company's Articles of Incorporation to own all of its properties and assets and to carry on its business as it is now being conducted;

     (b) The Company is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and the registration of shares of the Acquired Fund under the Securities Act of 1933, as amended ("1933 Act"), is in full force and effect;

     (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act") and the 1940 Act and such as may be required by state securities laws;

     (d) The current prospectus and statement of additional information of the Acquired Fund and each prospectus and statement of additional information of the Acquired Fund used during the three years previous to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

     (e) On the Closing Date, the Acquired Fund will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such Assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Fund;

     (f) The Acquired Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Company's Articles of Incorporation or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Company on behalf of the Acquired Fund is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Company on behalf of the Acquired Fund is a party or by which it is bound;

     (g) All material contracts or other commitments of the Acquired Fund (other than this Agreement and certain investment contracts, including options, futures and forward contracts) will terminate without liability to the Acquired Fund on or prior to the Closing Date;

     (h) Except as otherwise disclosed in writing to and accepted by the Trust on behalf of the Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Company on behalf of the Acquired Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Company on behalf of the Acquired Fund knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

     (i) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Portfolio of Investments of the Acquired Fund at December 31, 1999, have been audited by KPMG LLP, independent auditors, and are in accordance with generally accepted accounting principles ("GAAP") consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) present fairly, in all material respects, the financial condition of the Acquired Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

     (j) Since December 31, 1999 there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this subparagraph (j), a decline in net asset value per share of the Acquired Fund due to declines in market values of securities in the Acquired Fund's portfolio, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund Shares by shareholders of the Acquired Fund shall not constitute a material adverse change;

     (k) On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquired Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquired Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

     (l) For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Fund has met (or will meet) the requirements of Subchapter M of the Code for qualification as a regulated investment company, has been (or will be) eligible to and has computed (or will compute) its federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing Date, and before the Closing Date will have declared dividends sufficient to distribute all of its investment company taxable income and net capital gain for the period ending on the Closing Date;

     (m) All issued and outstanding shares of the Acquired Fund are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. All of the issued and outstanding shares of the Acquired Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired Fund, as provided in paragraph 3.3. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the shares of the Acquired Fund, nor is there outstanding any security convertible into any of the Acquired Fund shares;

     (n) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Directors of the Company on behalf of the Acquired Fund, and, subject to the approval of the shareholders of the Acquired Fund, this Agreement will constitute a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

     (o) The information to be furnished by the Acquired Fund for use in registration statements, proxy materials and other documents filed or to be filed with any federal, state or local regulatory authority (including the National Association of Securities Dealers, Inc.), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations thereunder applicable thereto; and

     (p) The proxy statement of the Acquired Fund (the "Proxy Statement") to be included in the Registration Statement referred to in paragraph 5.6, insofar as it relates to the Acquired Fund, will, on the effective date of the Registration Statement and on the Closing Date (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading provided, however, that the representations and warranties in this subparagraph (p) shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquiring Fund for use therein, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder.

     4.2. Except as has been disclosed to the Acquired Fund in a written instrument executed by an officer of the Trust on behalf of the Acquiring Fund, the Trust on behalf of the Acquiring Fund represents and warrants to the Company as follows:

     (a) The Acquiring Fund is duly organized as a series of the Trust, which is a business trust duly organized, validly existing and in good standing under the laws of the State of Delaware with power under the Trust's Declaration of Trust to own all of its properties and assets and to carry on its business as it is now being conducted;

     (b) The Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act and the registration of shares of the Acquiring Fund under the 1933 Act, is in full force and effect;

     (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

     (d) The current prospectus and statement of additional information of the Acquiring Fund and each prospectus and statement of additional information of the Acquiring Fund used during the three years previous to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

     (e) On the Closing Date, the Acquiring Fund will have good and marketable title to the Acquiring Fund's assets, free of any liens of other encumbrances, except those liens or encumbrances as to which the Acquired Fund has received notice and necessary documentation at or prior to the Closing;

     (f) The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Trust's Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust on behalf of the Acquiring Fund is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Trust on behalf of the Acquiring Fund is a party or by which it is bound;

     (g) Except as otherwise disclosed in writing to and accepted by the Company on behalf of the Acquired Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Trust on behalf of the Acquiring Fund or any of the Acquiring Fund's properties or assets that, if adversely determined, would materially and adversely affect the Acquiring Fund's financial condition or the conduct of the Acquiring Fund's business. The Trust on behalf of the Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquiring Fund's business or the Acquiring Fund's ability to consummate the transactions herein contemplated;

     (h) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Schedule of Investments of the Acquiring Fund at October 31, 1999, have been audited by Ernst & Young LLP, independent accountants, and are in accordance with GAAP consistently applied, and such statements (copies of which have been furnished to the Acquired Fund) present fairly, in all material respects, the financial condition of the Acquiring Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

     (i) Since October 31, 1999, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquired Fund. For purposes of this subparagraph (i), a decline in net asset value per share of the Acquiring Fund due to declines in market values of securities in the Acquiring Fund's portfolio, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund Shares by shareholders of the Acquiring Fund, shall not constitute a material adverse change;

     (j) On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquiring Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquiring Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns;

     (k) For each taxable year of its operation (including the taxable year including the Closing Date), the Acquiring Fund has met (or will meet) the requirements of Subchapter M of the Code for qualification as a regulated investment company has been eligible to and has computed (or will compute) its federal income tax under Section 852 of the Code, and has distributed all of its investment company taxable income and net capital gain (as defined in the Code) for periods ending prior to the Closing Date;

     (l) All issued and outstanding Acquiring Fund Shares are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (recognizing that, under Delaware law, it is theoretically possible that shareholders of the Acquiring Fund could, under certain circumstances, be held personally liable for obligations of the Acquiring Fund) and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares;

     (m) The execution, delivery and performance of this Agreement will have been fully authorized prior to the Closing Date by all necessary action, if any, on the part of the Trustees of the Trust on behalf of the Acquiring Fund and this Agreement will constitute a valid and binding obligation of the Trust on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

     (n) The Class A Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable (recognizing that, under Delaware law, it is theoretically possible that shareholders of the Acquiring
Fund could, under certain circumstances, be held personally liable for obligations of the Acquiring Fund);

     (o) The information to be furnished by Trust for use in the registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations applicable thereto; and

     (p) That insofar as it relates to the Acquiring Fund, the Registration Statement relating to the Acquiring Fund Shares issuable hereunder, and the proxy materials of the Acquired Fund to be included in the Registration Statement, and any amendment or supplement to the foregoing, will, from the effective date of the Registration Statement through the date of the meeting of shareholders of the Acquired Fund contemplated therein (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading provided, however, that the representations and warranties in this subparagraph (p) shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquired Fund for use therein, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder.

5.   COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

     5.1. The Acquiring Fund and the Acquired Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable.

     5.2. The Acquired Fund will call a meeting of the shareholders of the Acquired Fund to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

     5.3. The Acquired Fund covenants that the Class A Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

     5.4. The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund shares.

     5.5. Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

     5.6. The Acquired Fund will provide the Acquiring Fund with information reasonably necessary for the preparation of a prospectus (the "Prospectus") which will include the Proxy Statement referred to in paragraph 4.1(p), all to be included in a Registration Statement on Form N-14 of the Acquiring Fund (the "Registration Statement"), in compliance with the 1933 Act, the 1934 Act and the 1940 Act, in connection with the meeting of the shareholders of the Acquired Fund to consider approval of this Agreement and the transactions contemplated herein.

     5.7. As soon as is reasonably practicable after the Closing, the Acquired Fund will make a liquidating distribution to its shareholders consisting of the Class A Acquiring Fund Shares received at the Closing.

     5.8. The Acquiring Fund and the Acquired Fund shall each use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

     5.9. The Company on behalf of the Acquired Fund covenants that the Company will, from time to time, as and when reasonably requested by the Trust on behalf of the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Trust on behalf of the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm (a) the Company's on behalf of the Acquired Fund's title to and possession of the Acquiring Fund Shares to be delivered hereunder, and (b) the Trust's on behalf of the Acquiring Fund's title to and possession of all the assets, and to carry out the intent and purpose of this Agreement.

     5.10. The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

6.   CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

     The obligations of the Company on behalf of the Acquired Fund to consummate the transactions provided for herein shall be subject, at the Company's election, to the performance by the Trust on behalf of the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

     6.1. All representations and warranties of the Trust on behalf of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

     6.2. The Trust shall have delivered to the Company a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Company and dated as of the Closing Date, to the effect that the representations and warranties of the Trust on behalf of the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement and as to such other matters as the Company shall reasonably request;

     6.3. The Trust on behalf of the Acquiring Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Trust on behalf of the Acquiring Fund on or before the Closing Date; and

     6.4. The Acquired Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

7.   CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

     The obligations of the Trust on behalf of the Acquiring Fund to complete the transactions provided for herein shall be subject, at the Trust's election, to the performance by the Company on behalf of the Acquired Fund of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

     7.1. All representations and warranties of the Company on behalf of the Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

     7.2. The Company shall have delivered to the Acquiring Fund a statement of the Acquired Fund's assets and liabilities, as of the Closing Date, certified by the Treasurer of the Company;

     7.3. The Company shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Trust and dated as of the Closing Date, to the effect that the representations and warranties of the Company on behalf of the Acquired Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Trust shall reasonably request;

     7.4. The Company on behalf of the Acquired Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Company on behalf of the Acquired Fund on or before the Closing Date;

     7.5. The Acquired Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1; and

     7.6. The Acquired Fund shall have declared and paid a distribution or distributions prior to the Closing that, together with all previous distributions, shall have the effect of distributing to its shareholders (i) all of its investment company taxable income and all of its net realized capital gains, if any, for the period from the close of its last fiscal year to 4:00 p.m. Eastern time on the Closing; and (ii) any undistributed investment company taxable income and net realized capital gains from any period to the extent not otherwise already distributed.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

     8.1. If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to the Company on behalf of the Acquired Fund or the Trust on behalf of the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

     8.2. The Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of the Company's Articles of Incorporation, By-Laws, applicable Maryland law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Trust nor the Company may waive the conditions set forth in this paragraph 8.1;

     8.3. On the Closing Date no action, suit or other proceeding shall be pending or, to its knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

     8.4. All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by the Trust or the Company to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions;

     8.5. The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act; and

     8.6. The parties shall have received the opinion of Dechert addressed to the Company and the Trust and reasonably satisfactory to each of them substantially to the effect that, based upon certain facts, assumptions, and representations, the transaction contemplated by this Agreement shall constitute a tax-free reorganization for Federal income tax purposes. The delivery of such opinion is conditioned upon receipt by Dechert of representations it shall request of the Trust and the Company. Notwithstanding anything herein to the contrary, neither the Company nor the Trust may waive the condition set forth in this paragraph 8.5.

9.   INDEMNIFICATION

     9.1. The Trust, out of the Acquiring Fund's assets, agrees to indemnify and hold harmless the Company and each of the Company's Directors and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally the Company or any of its Directors or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out or or is based on any breach by the Trust of any of its representations, warranties, covenants or agreements set forth in this Agreement.

     9.2. The Company, out of the Acquired Fund's assets, agrees to indemnify and hold harmless the Trust and each of its Trustees and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally the Trust or any of its Trustees or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out or or is based on any breach by the Company of any of its representations, warranties, covenants or agreements set forth in this Agreement.

10.  BROKERAGE FEES AND EXPENSES

     10.1. The Company on behalf of the Acquired Fund and the Trust on behalf of the Acquiring Fund represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

     10.2. The expenses relating to the proposed Reorganization will be shared so that (1) half of such costs are borne by the investment adviser to the Acquired Fund, and (2) half are borne by the Acquired and Acquiring Funds and will be paid by the Acquired Fund and Acquiring Fund pro rata based upon the relative net assets of the Acquired Fund and Acquiring Fund as of the close of business on the record date for determining the shareholders of the Acquired Fund entitled to vote on the Reorganization. The costs of the Reorganization shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, preparation of the Registration Statement, printing and distributing the Acquiring Fund's prospectus and the Acquired Fund's proxy materials, legal fees, accounting fees, securities registration fees, and expenses of holding shareholders' meetings. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a "regulated investment company" within the meaning of Section 851 of the Code.

11.  ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

     11.1. The Trust and the Company agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

     11.2. The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing shall survive the Closing.

12.  TERMINATION

     This Agreement may be terminated and the transactions contemplated hereby may be abandoned by either party by (i) mutual agreement of the parties, or (ii) by either party if the Closing shall not have occurred on or before September 30, 2001, unless such date is extended by mutual agreement of the parties, or
(iii) by either party if the other party shall have materially breached its obligations under this Agreement or made a material and intentional misrepresentation herein or in connection herewith. In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their respective Directors/Trustees or officers, except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

13.  AMENDMENTS

     This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of the Company and the Trust; provided, however, that following the meeting of the shareholders of the Acquired Fund called by the Acquired Fund pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Class A Acquiring Fund Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

14.  NOTICES

     Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, personal service or prepaid or certified mail addressed to the Company, 7337 E. Doubletree Ranch Road, Scottsdale, Arizona 85258, attn: James
M. Hennessy, in each case with a copy to Dechert, 1775 Eye Street, N.W., Washington, D.C. 20006, attn: Jeffrey S. Puretz; and to the Trust, 7337 E. Doubletree Ranch Road, Scottsdale, Arizona 85258, attn: James M. Hennessy, in each case with a copy to Paul, Weiss, Rifkind, Wharton & Garrison, 1285 Avenue of the Americas, New York, New York 10169, attn: Steven R. Howard.

15.  HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

     15.1. The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     15.2. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

     15.3. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to its principles of conflicts of laws.

     15.4. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

     15.5. It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents, or employees of the Trust personally, but shall bind only the trust property of the Acquiring Fund, as provided in the Declaration of Trust of the Trust. The execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of such party as provided in the Declaration of Trust.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President or Vice President and its seal to be affixed thereto and attested by its Secretary or Assistant Secretary.


Attest:                                 ING FUNDS TRUST on behalf of its
                                        ING GLOBAL INFORMATION
                                        TECHNOLOGY FUND series


                                        By:
-----------------------------------        -------------------------------------
SECRETARY
                                        Title:
                                              ----------------------------------



Attest:                                 PILGRIM GLOBAL TECHNOLOGY FUND, INC.


                                        By:
-----------------------------------        -------------------------------------
SECRETARY
                                        Title:
                                              ----------------------------------

                                                                      APPENDIX C

     ADDITIONAL INFORMATION REGARDING ING GLOBAL INFORMATION TECHNOLOGY FUND
                                  (THE "FUND")

                             MANAGEMENT OF THE FUND

     THE INVESTMENT MANAGER. ING Mutual Funds Management Co. LLC (the "Investment Manager") serves as the Fund's investment manager. The Investment Manager is a wholly owned indirect subsidiary of ING Groep N.V. ("ING Group") and is registered with the Securities and Exchange Commission. The Investment Manager is located at 7337 E. Doubletree Ranch Road, Scottsdale, Arizona 85258. As of October 31, 2000, the Investment Manager managed over $1.50 billion in assets.

     The Investment Manager supervises all aspects of the Fund's operations and provides investment advisory services to the Fund. This includes engaging sub-advisers, as well as monitoring and evaluating the management of the assets of the Fund by its sub-adviser. The Investment Manager has acted as an investment adviser to mutual funds since 1998. As of October 31, 2000, the Investment Manger advised or managed 19 investment portfolios, including the Fund, encompassing a broad range of investment objectives.

     INVESTMENT MANAGER COMPENSATION. The aggregate annual advisory fee to be paid by the Fund as a percentage of the Fund's average daily net assets is 1.25%.

     SUB-ADVISER. The Investment Manager has engaged an affiliated investment manager firm, ING Investment Management Advisors B.V. ("IIMA"), to act as sub-adviser to the Fund, as discussed below. IIMA has full investment discretion to make all determinations with respect to the investment of the Fund's assets and the purchase and sale of portfolio securities and other investments. IIMA is a wholly owned indirect subsidiary of ING Group and is registered with the Securities and Exchange Commission.

     IIMA is located at Schenkkade 65, 2595 AS The Hague, The Netherlands. IIMA is a company organized to manage investments and provide investment advice on a worldwide basis to entities affiliated and unaffiliated with ING Group. IIMA operates under the collective management of ING Investment Management which has assets under management of $159.91 billion as of September 30, 2000.

                              PRICING ALTERNATIVES

     The Fund offers a choice of share Classes, each with its own sales load and expense structure, allowing you to invest in the way that best suits your needs. The characteristics of Class A shares are outlined below. The Fund also offers Class B and Class C shares, which have different sales charges and other expenses that may affect their performance. You can obtain more information about these other share Classes by calling 1-800-992-0180. Each share Class represents an ownership interest in the same investment portfolio. When you choose your Class of shares you should consider the size of your investment and how long you plan to hold your shares. In this Appendix C, the separate series that comprise the ING Funds Trust are referred to collectively as the "ING Funds," and each an "ING Fund."

     If you purchase Class A shares, you generally pay a sales load at the time of purchase. If you buy Class A shares, you will also be subject to distribution fee of 0.10% and shareholder servicing fees of 0.25%. You may be eligible for a sales load reduction or waiver.

     The Fund's shares are distributed by ING Pilgrim Securities, Inc. (the "Distributor"), an affiliate of the Investment Manager. The Fund's shares may be sold by retail broker-dealers that are under common control with the ING Funds. As of the date of this statement, such broker-dealers are Compulife Investor Services, Inc., IFG Network Securities, Inc., Locust Street Securities, Inc., Multi-Financial Securities Corporation, VESTAX Securities Corporation, ING
Barings Furman Selz LLC, ING Barings LLC, Washington Square Securities, PrimeVest Financial Services, Granite Investment Services, Split Rock Financial, Inc., BancWest Investment Services, and Financial Northeastern Securities, Inc.

         The table below summarizes key features of Class A shares.

                                                       CLASS A
                                                       -------
Availability                                Available directly from the Fund or
                                            through authorized securities
                                            dealers or investment advisors

Initial Sales Load?                         Yes.  Payable at time of purchase.
                                            Lower sales loads are available for
                                            larger investments.

Deferred Sales Load?                        No.  (May be charged for purchases
                                            over $1 million that are redeemed
                                            within one or two years.)

Redemption Fee?                             No.

Maintenance and Distribution Fees?          Shareholder Servicing fee of 0.25%
                                            and Rule 12b-1 Plan Distribution
                                            Fees of 0.10%.

CLASS A SHARES - INITIAL SALES LOAD ALTERNATIVE

     If you select Class A shares, you will pay a sales load at a the time of purchase according to the following schedules:

                                                                                    DEALER
                                            SALES LOAD         SALES LOAD        COMPENSATION
                                           AS OF A % OF          AS A %            AS A % OF
   YOUR INVESTMENT                        OFFERING PRICE     YOUR INVESTMENT     OFFERING PRICE
   ---------------                        --------------     ---------------     --------------
Less than $50,000                             5.75%               6.10%              5.00%
$50,00 but less than $100,000                 4.50%               4.71%              3.75%
$100,000 but less than $250,000               3.50%               3.63%              2.75%
$250,000 but less than $500,000               2.50%               2.56%              2.00%
$500,000 but less than $1,000,000             2.00%               2.04%              1.75%
$1,000,000 and over*                          None                None               See Below

----------
* If you invest $1,000,000 or more in Class A shares, the Distributor normally pays the dealer compensation ranging from 0.25% to 1% of the purchase price of the shares of the dealer from its own resources at the time of the investment. Although you will not pay an initial sales load, if you redeem your shares within one or two years after purchase, you may be charged a deferred sales load of up to 1% of the lesser of the original of the shares being redeemed or your redemption proceeds.

                                                      PERIOD DURING WHICH
            YOUR INVESTMENT                CDSL          CDSL APPLIES
            ---------------                ----          ------------
$1,000,000 but less than $2,500,000       1.00%             2 years
$2,500,000 but less than $5,000,000       0.50%             1 year
$5,000,000 and over                       0.25%             1 year

     The deferred sales load relating to Class A shares will be reduced or waived in certain circumstances described below. Persons who invested $1,000,000 or more in Class A shares prior to November 6, 2000 are subject to a CDSL of 1.00% for a period of 12 months from the date of purchase.

     No initial sales load is applied to Class A shares of the Fund that you purchase through the reinvestment of dividends or distributions.

     A reduced or waived sales load on a purchase of Class A shares may apply for purchases under a "Right of Accumulation" or "Letter of Intent." The Right of Accumulation permits you to pay the sales load that would apply to the cost or value (whichever is higher) of all shares you own in the ING Funds and Pilgrim Funds at the time of your current purchase. A Letter of Intent permits you to pay the sales load that would be applicable if you add up all shares of ING Funds and Pilgrim Funds that you agree to buy within a 13 month period. Of the Letter of Intent amount, 5% will be held in escrow to cover additional sales charges which may be due if your total investments over the 13 month period are not sufficient to qualify for a sales charge reduction. Certain restrictions apply. With regard to the Class A CDSL, all shares held in the ING Funds and Pilgrim Funds at the time of purchase will be included for purposes of determining the amount of your investment. In order for the sales charge reductions to be effective under either of these programs, the Transfer Agent must be notified of the reduction request when the purchase order is placed. Additional information concerning these programs can be obtained from the Fund by calling 1-800-992-0180.

     With regard to ING Funds that charge an initial sales load, the initial sales load on Class A shares is waived with respect to the following types of investments:

     * Purchases by discretionary advisory accounts of the Investment Manager or any sub-adviser to ING Funds Trust.

     * Purchases by any ING Fund or Pilgrim Fund and purchases by officers, directors, trustees and employees of the ING Funds, the Investment Manager, any sub-advisers, the Distributor, any service provider to the Funds or affiliates thereof, including any trust, pension, profit sharing or other benefit plan for such persons.

     * Purchases by broker-dealers who have a sales agreement with the Distributor and their registered personnel and employees, including members of the immediate families of such registered personnel and employees.

     * Purchases by certain fee-based registered investment advisers, trust companies and bank trust departments, on their own behalf or on behalf of their clients, provided that the aggregate amount invested in the ING Funds and Pilgrim Funds during the 13 month period starting with the first investment equals at least $1 million.

     * Purchases by any charitable organization or any state, county or city, or any instrumentality, department, authority or agency thereof that has determined that a Fund is a legally permissible investment and that is prohibited by applicable investment law from paying a sales charge or commission in connection with the purchase of shares.

     * Purchases paid for with the proceeds of shares redeemed in the prior 90 days from another unaffiliated mutual fund on which an initial sales load or CDSL was subject to or paid. The ING Fund or Pilgrim Fund into which the investment is made must, in the sole discretion of the Distributor, have substantially similar investment objectives and investments.

     * Purchases by shareholders who have authorized the automatic transfer of dividends from the same class of another ING Fund or Pilgrim Fund.

     *    Purchases  by  broker-dealers  using  third party  administrators  for qualified retirement plans who have a sales agreement with the Distributor, subject to certain operational and minimum size requirements specified from time to time by the Funds.

     * Purchases by accounts as to which a bank or broker-dealer charges an account management fee ("wrap accounts").

     Class A shares of the Fund may be purchased at net asset value, without a sales load, by persons who have redeemed their Class A shares of any ING Fund or Pilgrim Fund within the previous 90 days. The amount eligible for this privilege may not exceed the amount of your redemption proceeds and this privilege may only be exercised once in any calendar year. To exercise the privilege, contact the Fund at 1-800-992-0180.

     If you redeem Class A shares and within 90 days buy new shares of the same Class, you will not pay a sales load on the new purchase amount and you will receive a credit for any CDSL paid. If such reinstated shares are then redeemed within one year of the initial purchase, the CDSL will be imposed upon the redemption. The amount eligible for this "Reinstatement Privilege" may not exceed the amount of your redemption proceeds. To exercise the privilege, contact the Fund at 1-800-992-0180.

                             HOW TO PURCHASE SHARES

     Orders for the purchase of shares of the Fund will be executed at the net asset value per share plus any applicable sales load ("the public offering price") next determined after an order has been received. The public offering price of the Fund is determined as of the close of regular trading on the New York Stock Exchange (normally 4 p.m. Eastern time) on each day the Exchange is open for business.

     The minimum initial investment in the Fund is $1,000 ($250 for an IRA investment or any qualified plan). Any subsequent investments must be at least $100, including an IRA or qualified plan investment. The Distributor may waive these minimums from time to time. All initial investments should be accompanied by a completed Account Application. A separate application is required for an IRA qualified plan investor. All funds received are invested in full and fractional shares of the Fund. Certificates for shares are not issued. Shares of the Fund may be purchased by investors for retirement and non-retirement accounts.

     When you purchase shares of an ING Fund, please specify the Class of shares that you wish to purchase. If you do not choose a Class of shares, then your investment will be made in Class A shares. ING Funds reserve the right to reject any purchase order. ING Funds will accept third party checks from qualified financial institutions, such as broker-dealers and investment advisers that are registered with the Securities and Exchange Commission, as well as insurance companies, banks, credit unions and thrift companies. Cash, travelers checks, third-party checks, money orders and checks drawn on non-U.S. banks will not be accepted. All initial investments may be made using any of the following methods.

By Mail Send your completed and signed application and check payable to ING Funds Trust by regular mail to:

                                        ING Funds
                                        P.O. Box 219368
                                        Kansas City, MO 64121-9368

                                   Or by express, registered, or certified mail to:

                                        ING Funds
                                        c/o DST Systems, Inc.
                                        330 W. 9th Street
                                        Kansas City, MO 64105

Through an Authorized Broker       Contact your broker or investment adviser for
or Investment Adviser              instructions on purchasing shares through
                                   their organizations. These organizations may impose additional requirements and charges for the services rendered.

By Wire First contact the ING Funds at 1-800-336-3436 to obtain a fund account number and reference number for the wire. Then contact your bank and request it to wire federal funds to the applicable ING Fund. Your bank will normally charge you a fee for handling the transaction. The following wire instructions should be used:

                                        State Street Bank and Trust Company
                                        ABA 101003621
                                        A/C # 751-8315
                                        Credit to ING Global Information
                                        Technology  Fund For Account of [insert
                                        your ING Fund account number]

                                   After wiring funds you must complete the Account Application and send it to:

                                        ING Funds
                                        P.O. Box 219368
                                        Kansas City, Missouri 64121-9368

     You may purchase additional shares after your account has been established using any of the following methods:

By Mail Send a check payable to ING Funds Trust, along with a remittance slip from a confirmation statement or with a letter of instructions including your account number and ING Fund name, to the appropriate address listed above.

Through an Authorized Broker       Contact your broker or investment adviser.
or Investment Adviser

By Wire Follow the instructions above for initial investments by wire.

Pre-Authorized                     This plan permits you to purchase Fund shares
Investment Plan                    (minimum of $100 per transaction) on a
                                   monthly basis by transferring funds from your bank account. This plan also permits you to purchase Fund shares by having your employer automatically transfer a portion of your paycheck to the Funds. In addition, social security recipients may have all or a portion of their social security check transferred automatically to purchase Fund shares. Call the Fund at 1-800-992-0180 to obtain the necessary authorization form. The Fund reserves the right upon 30 days' written notice to make reasonable charges for this service.

     IRA investments made through the Pre-Authorized Investment Plan will be treated as current year contributions only. Prior year contributions through the Pre-Authorized Investment Plan are prohibited. IRA investments cannot exceed Internal Revenue Service stated maximums for investing in a calendar year. It is the account holder's responsibility to ensure that their account(s) are within these maximum investment guidelines.

                              HOW TO REDEEM SHARES

     You may redeem your shares, in whole or in part, on each day the Fund is valued. Shares will be redeemed without charge (except for any applicable CDSL) at the net asset value next determined after a redemption request in good order has been received by the ING Funds.

     When purchases are made by check in the Fund, redemption proceeds will be made available immediately upon clearance of the purchase check, which may take up to 15 calendar days. You may avoid this delay by investing through wire transfers of federal funds.

     The Fund will ordinarily send the proceeds by check to you at the address of record, within three business days. To ensure acceptance of your redemption request, it is important to follow the procedures described below. If you purchased your shares through an Authorized Broker or Investment Adviser, please contact them to inquire which redemption methods are available to you. Under certain circumstances described below, a signature guarantee may be required. You may redeem your shares using any of the following methods:

By Mail Send your letter of instructions for redemption to the appropriate address. By regular mail to:

                                        ING Funds
                                        P.O. Box 219368
                                        Kansas City, MO 64121-9368

                                   Or by express, registered or certified mail to:

                                        ING Funds
                                        c/o DST Systems, Inc.
                                        330 W. 9th Street
                                        Kansas City, MO 64105

                                   Your letter of instructions must include:

                                   *    the name of the Fund and account number
                                        you are redeeming from
                                   * your names(s) and address as they appear on your account
                                   *    the dollar amount or number of shares
                                        you wish to redeem
                                   *    your signature(s) as it appears on your
                                        account
                                   *    a signature guarantee, if required (see
                                        below)
                                   *    additional information may be required
                                        for redemptions from IRAs or other
                                        retirement plans. Please call the ING
                                        Funds at 1-800-992-0180 for
                                        instructions.

                                   If you have a pre-designated bank account on file, you may request to have your redemption proceeds wired directly into your bank account. If we do not have bank instructions on your account, or if you would like the proceeds to be sent to another account, a signature guarantee will be required.

By Telephone                       The telephone redemption privilege is
                                   available unless you specifically decline this option on your Account Application. To request a telephone redemption, call an ING
                                   Funds representative at 1-800-992-0180 and be prepared to give the representative your account number, social security number and account registration, the ING Fund name from which you are redeeming shares, and the amount to be redeemed. Your redemption proceeds (subject to a minimum of $5,000) will be wired to your predesignated bank account. If no pre-designated bank account is on file, a check (up to a maximum of $100,000) will be sent to your address of record. If you did not complete the bank account information section on your application at the time of your initial purchase, you may obtain the necessary authorization form by contacting the Fund's representative at the above phone number.
                                   Telephone redemptions will be suspended for a period of 30 days following an address change. Your bank may charge you a fee for receiving a wire payment on your behalf. This feature is not available to IRAs or other retirement plans.

Through an Authorized              You may redeem your shares by contacting your
Broker or Investment Adviser       authorized broker or investment advisor and
                                   instructing him or her to redeem your shares.
                                   Your representative will then contact the ING
                                   Funds and place a redemption trade on your behalf. These organizations may impose certain restrictions on redemptions and may charge you a fee for the transaction.

By Systematic                      Provided your account has a current value of
Withdrawal Plan                    at least $10,000, you may arrange to receive
                                   automatic cash payments (minimum $100)
                                   periodically. You may choose from monthly, quarterly, semi-annual or annual payments.
                                   Call 1-800-992-0180 for more information and an enrollment form.

     The Fund reserves the right to redeem in kind. That is, the Fund may honor redemption requests with readily marketable portfolio securities instead of cash if during any 90-day period redemptions exceed the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period. You may incur transaction costs associated with converting these securities to cash.

     Due to the high costs of maintaining small accounts, the Fund may ask that you increase your account balance if the value of your account falls below $1,000 ($250 for IRAs) as a result of redemptions or exchanges. If the account balance remains below the minimum requirement for 30 days after you are notified, the Fund may close your account and send you the redemption proceeds.

     SIGNATURE GUARANTEES. A signature guarantee is designed to protect the investor, the Fund and their agents by verifying the signature of certain investors seeking to redeem, transfer, or exchange shares of the ING Funds. Signature guarantees are required for:

     *    redemptions by mail in excess of $50,000;

     * redemptions by mail if the proceeds are to be paid to someone other than the name(s) in which the account is registered.

     * redemptions requesting proceeds to be sent by wire to other than the bank of record for the account;

     * redemptions requesting proceeds to be sent to a new address or an address that has been changed within the past 30 days;

     *    requests to transfer the registration of shares to another owner;

     *    telephone exchange and telephone redemption authorization forms;

     *    changes in previously designated wiring instructions; and

     *    redemptions   or   exchanges   of  shares   previously   reported   as
          lost/abandoned property, whether or not the redemption amount is under $50,000 or the proceeds are to be sent to the address of record.

     The foregoing requirements may be waived or modified upon notice to shareholders.

     Acceptable guarantors include banks, broker-dealers, credit unions, national securities exchanges, savings associations and any other organization, provided that such institution or organization qualifies as an "eligible guarantor institution" as that term is defined in rules adopted by the Securities and Exchange Commission. For information regarding whether a particular institution or organization qualifies as an "eligible guarantor institution," contact the ING Funds at 1-800-992-0180.

     TELEPHONE ORDERS. The Fund and its transfer agent will not be responsible for the authenticity of phone instructions or losses, if any, resulting from unauthorized shareholder transactions if they reasonably believe that such instructions were genuine. The Fund and its transfer agent have established reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures include recording telephone instructions for exchanges and expedited redemptions, requiring the caller to give certain specific identifying information, and providing written confirmation to shareholders of record not later than five days following any such telephone transactions. If the Fund and its transfer agent do not employ these procedures, they may be liable for any losses due to unauthorized or fraudulent telephone instructions.

                               EXCHANGE PRIVILEGE

     Except as described below, Class A shares of the Fund may be exchanged for Class A shares of any other ING Fund or Pilgrim Fund which permit exchanges. Any sales load previously paid on the shares being exchanged will be credited toward the sales load payable on the shares being acquired.

     Your exchange will be processed at the next determined net asset value (or offering price, if there is a sales load) after ING Funds receives your request. A new account opened by exchange must be established with the same name(s), address and social security number as the existing account.

     You may only exchange shares into an ING Fund or Pilgrim Fund which is authorized for sale in your state of residence. The Fund may limit each account to four exchanges per calendar year. The Fund may change or discontinue the exchange privilege after giving you 60 days' prior notice. The Fund may also, on 60 days' prior notice, impose charges of up to $5 for exchanges. An exchange of shares is a taxable event on which you may realize a gain or loss. You may exchange shares using any of the following methods:

By Telephone                       You are automatically eligible to exchange
                                   shares by telephone unless you specifically decline this option on your Account
                                   Application. To speak with a service
                                   representative, call 1-800-992-0180. Be
                                   prepared to provide the representative with the following information:

                                   *    your account number, social security
                                        number and account registration
                                   * the name of the Fund into which you wish to make the exchange
                                   *    the dollar amount or the number of
                                        shares you wish to exchange

By Mail Send a letter of instruction to the ING Funds which includes the following information:

                                   * the name of the ING Fund and the account number you are exchanging from
                                   *    your name(s), address and social
                                        security number
                                   *    the dollar amount or number of shares
                                        you wish to exchange
                                   * the name of the ING Fund or Pilgrim Fund you are exchanging into
                                   *    your signature(s) as it appears on your
                                        account

                                   Send your instructions by regular mail to:

                                        ING Funds
                                        P.O. Box 219368
                                        Kansas City, MO 64121-9368

                                   Or by express, registered or certified mail to:

                                        ING Funds
                                        c/o DST Systems, Inc.
                                        330 W. 9th Street
                                        Kansas City, MO 64105

Systematic Exchange                Provided your initial account balance is at
Privilege                          least $5,000, the Systematic Exchange
                                   Privilege enables you to invest regularly, in exchange for share of a Fund, in shares of other ING Funds and Pilgrim Funds of which you are a shareholder. The amount designated will be exchanged automatically according to the schedule you have selected. The right to exercise this privilege may be changed or terminated by the Funds upon 60 days' prior notice. For more information on this privilege or to obtain a Systematic Exchange
                                   Privilege Authorization Form, call the Funds at 1-800-992-0180.

                                PRICING OF SHARES

     The Fund prices its shares based on its net asset value. The Fund values portfolio securities for which market quotations are readily available at market price. The Fund values all other securities and assets at their fair value. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day. In addition, if, between the time trading ends on a particular security and the close of the New York Stock Exchange (NYSE), events occur that materially affect the value of the security, the Fund may value the security at its fair value as determined in good faith by or under the supervision of the Board of Trustees. The effect of using fair value pricing is that the Fund's net asset value will be subject to the judgment of the Board of Trustees or its designee instead of being determined by the market. Because the Fund may invest in securities that are primarily listed on foreign exchanges, the value of the Fund's shares may change on days when you will not be able to purchase or redeem shares.

     The Fund determines the net asset value of its shares as of the close of the NYSE (normally 4:00 p.m., Eastern time) on each day the NYSE is open for business. The price at which a purchase or redemption is effected is based on the next calculation of the Fund's net asset value after the order is placed.

                           DIVIDENDS AND DISTRIBUTIONS

     The Fund intends to distribute to its shareholders substantially all of its investment company taxable income (which includes dividends and interest and the excess, if any, of net short-term capital gains over net long-term capital losses). The Fund will declare and pay these dividends annually. In addition, the Fund intends to distribute, at least annually, substantially all of its net capital gains (the excess of net long-term capital gains over net short-term capital loses). In determining amounts of capital gains to be distributed, any capital loss carryovers from prior years will be applied against capital gains.

     Dividends and distributions will be reinvested in additional shares of the Fund at net asset value unless you elect to receive such dividends and distributions in cash. If you redeem all or a portion of Fund shares prior to a dividend payment date, you will be entitled on the next dividend payment date to all dividends declared but unpaid on those shares at the time of their redemption.

     If you elect to receive distributions in cash and the post office cannot deliver your checks or if you do not cash your checks within six months, your dividends may be reinvested in your account at the then-current net asset value and your account will be converted to the reinvestment option. You will not receive interest on the amount of your uncashed checks.

     You may also elect to automatically invest dividends and distributions paid by the Fund in shares of any other ING Fund of which you are a shareholder. Shares of the other Fund will be purchased at that Fund's then-current net asset value.

     You may also elect to transfer electronically dividends and distributions paid by the Fund to your designated bank account if your financial institution is an Automated Clearing House member. Banks may charge a fee for the service.

     The elections described above may be made either on the Account Application or by calling the Fund at 1-800-992-0180.

                                      TAXES

     Each ING Fund is treated as a separate entity for federal income tax purposes. The Fund intends to qualify as a regulated investment company by satisfying the requirements under Subchapter M of the Internal Revenue Code of 1986 (the "Code"), including requirements with respect to diversification of assets, distribution of income and sources of income. By so qualifying, the Fund generally will not be subject to federal income tax to the extent that it distributes investment company taxable income and net realized capital gains in the manner required under the Code.

     Distributions by the Fund of its taxable net investment income and the excess, if any, of its net short-term capital gain over its net long-term capital loss are taxable to shareholders as ordinary income. Such distributions are treated as dividends for federal income tax purposes but may qualify for the 70% dividends-received deduction for corporate shareholders. Distributions by the Fund of excess, if any, of its net long-term capital gain over its net short-term capital loss are designated as capital gain dividends and are taxable as long-term capital gains, regardless of the length of time you have held your shares.

     Distributions will be treated in the same manner for federal income tax purposes whether you receive them in cash or reinvest them in additional shares of the Fund. In general, distributions by the Fund are taxable to you in the year in which the distributions are made. However, certain distributions made during January will be treated as having been paid by the Fund and received by you on December 31 of the preceding year.

     Investment income received by the Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. To the extent the Fund is liable for foreign income taxes withheld at the source, the Fund intends, if possible, to operate so as to meet the requirements of the Code to "pass through" to the Fund's shareholders credits for foreign income taxes paid, but there can be no assurance that the Fund will be able to do so.

     A redemption or an exchange of shares is a taxable transaction on which you may realize a gain or loss. Any gain or loss realized upon the sale or other disposition of shares of the Fund generally will be a capital gain or loss which will be long-term or short-term depending on how long you have held the shares. Any loss realized upon a sale or disposition of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any capital gain distributions received on such shares.

     Under the backup withholding rules of the Code, you may be subject to 31% withholding of federal income tax on ordinary income dividends paid by the Fund. In order to avoid this backup withholding, you must provide the Fund with a correct taxpayer identification number or certify that you are otherwise exempt from or not subject to backup withholding.

     You will be notified annually as to the federal tax status of distributions made by the Fund. Depending on your residence for tax purposes, distributions also may be subject to state and local taxes. You should consult your own tax advisor as to the federal, state and local tax consequences of investing in shares of the Fund in your particular circumstances.

                              FINANCIAL HIGHLIGHTS

                     ING GLOBAL INFORMATION TECHNOLOGY FUND

     This information has been derived from the Fund's Financial Statements. The information for the year ended October 31, 2000 has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report.

For a share of beneficial interest outstanding throughout each period:

                                                      CLASS A SHARES(1)
                                                 --------------------------
                                                   10/31/00      10/31/99
                                                 -----------    -----------
Net asset value per share, beginning of period   $     17.38    $     10.00
From investment operations:
   Net investment loss .......................         (0.33)         (0.13)
   Net realized and unrealized gain(2) .......         10.41           7.51
                                                 -----------    -----------
   Total from investment operations ..........         10.08           7.38
                                                 -----------    -----------
Distributions paid from capital gain .........         (0.84)            --
                                                 -----------    -----------
Net asset value per share, end of period .....   $     26.62    $     17.38
                                                 -----------    -----------
NET ASSETS, END OF PERIOD (in thousands) .....   $   108,763    $    54,798
                                                 ===========    ===========
Total investment return at net asset value(3)          58.61%         73.80%(4)
Ratios to average net assets:
   Net expenses ..............................          1.53%          1.57%(5)
   Gross expenses ............................          2.65%          2.95%(5)
   Net investment loss .......................         (1.30%)        (1.29%)(5)
Portfolio turnover rate ......................         76.74%         56.88%(4)

----------
(1)  Class A shares commenced operations on December 15, 1998.
(2)  Includes gains and losses on foreign currency transactions.
(3) Total return assumes reinvestment of all dividend and capital gain distributions, if any, and does not reflect the deduction of the applicable sales load with respect to Class A shares. Total returns would be lower if part of the Fund's expenses were not waived or reimbursed.
(4)  Not annualized.
(5)  Annualized.

                                                                      APPENDIX D

     The following is a list of the Pilgrim Funds and ING Funds, which are managed by an affiliate of ING Pilgrim Investments, and the classes of shares of each Fund that are expected to be offered at or shortly after the
Reorganization:

FUND                                                       CLASSES OFFERED
----                                                       ---------------
ING FUNDS

U.S. EQUITY
Internet Fund                                              A, B and C
Tax Efficient Equity Fund                                  A, B and C

GLOBAL/INTERNATIONAL EQUITY
European Equity Fund                                       A, B and C
Global Communications Fund                                 A, B and C
Global Information Technology Fund                         A, B and C

FIXED INCOME
High Yield Bond Fund                                       A, B and C
Intermediate Bond Fund                                     A, B and C
Money Market Fund                                          A, B, C and I
National Tax-Exempt Bond Fund                              A, B and C

PILGRIM FUNDS
U.S. EQUITY
Balanced Fund                                              A, B, C, Q and T
Bank and Thrift Fund                                       A and B
Convertible Fund                                           A, B, C and Q
Corporate Leaders Trust Fund                               A
Growth and Income Fund                                     A, B, C and Q
Growth + Value Fund                                        A, B, C and Q
Growth Opportunities Fund                                  A, B, C, Q, I and T
LargeCap Growth Fund                                       A, B, C and Q
MagnaCap Fund                                              A, B, C, Q and M
MidCap Growth Fund                                         A, B, C and Q
MidCap Opportunities Fund                                  A, B, C, Q and I
Research Enhanced Index Fund                               A, B, C, Q and I
SmallCap Growth Fund                                       A, B, C, Q
SmallCap Opportunities Fund                                A, B, C, Q, I and T

GLOBAL/INTERNATIONAL EQUITY
Asia-Pacific Equity Fund                                   A, B and M
Emerging Countries Fund                                    A, B, C and Q
Gold Fund (to be renamed Precious Metals Fund)             A
International Fund                                         A, B, C and Q
International Core Growth Fund                             A, B, C and Q
International SmallCap Growth Fund                         A, B, C and Q
International Value Fund                                   A, B, C and Q
Troika Dialog Russia Fund                                  A
Worldwide Growth Fund                                      A, B, C and Q

FIXED INCOME
GNMA Income Fund                                           A, B, C, Q, M and T
High Yield Fund                                            A, B, C, Q and M
High Yield Fund II                                         A, B, C, Q and T
Lexington Money Market Trust                               A
Pilgrim Money Market Fund                                  A, B and C
Strategic Income Fund                                      A, B, C and Q

                                                                      APPENDIX E

     As of January 1, 2001, the following persons owned beneficially or of record 5% or more of the outstanding shares of Class A of ING Global Information Technology Fund:


                                              CLASS AND         % OF           % OF FUND
                                               TYPE OF      CLASS BEFORE         BEFORE        % OF FUND AFTER
      NAME AND ADDRESS                        OWNERSHIP    REORGANIZATION    REORGANIZATION     REORGANIZATION
      ----------------                        ---------    --------------    --------------     --------------
ING America Insurance Holdings, Inc.           Class A         40.90%           24.43%              23.32%
Investment Accounts                             Record
Attn:  David Pendergrass                        Holder
5780 Powers Ferry Rd. NW
Atlanta, GA 30327-4347

Carn & Co. #02265101                           Class A          6.11%            3.65%              3.49%
ING Savings Plan                                Record
Attn:  Mutual Funds - Star                      Holder
PO Box 96211
Washington, DC  20090

     As of January 1, 2001, the following persons owned beneficially or of record 5% or more of the outstanding shares of Class A of Pilgrim Global Technology Fund:

                                              CLASS AND         % OF           % OF FUND
                                               TYPE OF      CLASS BEFORE         BEFORE        % OF FUND AFTER
      NAME AND ADDRESS                        OWNERSHIP    REORGANIZATION    REORGANIZATION     REORGANIZATION
      ----------------                        ---------    --------------    --------------     --------------
The Public Institution for                     Class A          79.86%           79.86%                3.63%
Social Security                                Record
P.O. Box 24324                                 Holder
Safat 13104
Kuwait

                                     PART B

                                 ING FUNDS TRUST

--------------------------------------------------------------------------------

                       Statement of Additional Information
                                January 19, 2001

--------------------------------------------------------------------------------

Acquisition of the Assets and Liabilities     By and in Exchange for Shares of
of Pilgrim Global Technology Fund, Inc.       ING Global Information Technology
7337 East Doubletree Ranch Road               Fund (a series of ING Funds Trust)
Scottsdale, Arizona  85258                    7337 East Doubletree Ranch Road
                                              Scottsdale, Arizona  85258

This Statement of Additional Information is available to the Shareholders of Pilgrim Global Technology Fund in connection with a proposed transaction whereby all of the assets and liabilities of Pilgrim Global Technology Fund, Inc. ("Pilgrim Global Technology Fund") will be transferred to ING Global Information Technology Fund, a series of ING Funds Trust, in exchange for shares of ING Global Information Technology Fund.

This Statement of Additional Information of ING Funds Trust consists of this cover page and the following documents, each of which was filed electronically with the Securities and Exchange Commission and is incorporated by reference herein:

1. The Statement of Additional Information for ING Global Information Technology Fund, dated November 6, 2000 and as filed on November 13, 2000 and of Pilgrim Global Technology Fund, dated August 11, 2000, as filed on August 11, 2000, respectively.

2. The Financial Statements of ING Global Information Technology Fund are included in the Annual Report of ING Funds Trust dated October 31, 2000, as filed on January 10, 2001.

3. The Financial Statements of Pilgrim Global Technology Fund are included in the Annual Report of Pilgrim Global Technology Fund dated October 31, 2000, as filed on January 10, 2001.

This Statement of Additional Information is not a prospectus. A Proxy Statement/Prospectus dated January 19, 2001 relating to the reorganization of Pilgrim Global Technology Fund may be obtained, without charge, by writing to ING Pilgrim Investments, Inc. at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258 or calling 1-800-992-0180. This Statement of Additional Information should be read in conjunction with the Proxy Statement/Prospectus.

                         PRO FORMA FINANCIAL STATEMENTS

     Shown below are financial statements for each Fund and pro forma financial statements for the combined Fund, assuming the Reorganization is consummated, as of June 30, 2000. The first table presents Statements of Assets and Liabilities (unaudited) for each Fund and pro forma figures for the combined Fund. The second table presents Statements of Operations (unaudited) for each Fund and pro forma figures for the combined Fund. The third table presents Portfolio of Investments (unaudited) for each Fund and pro forma figures for the combined Fund. The tables are followed by the Notes to the Pro Forma Financial Statements (unaudited).

STATEMENTS OF ASSETS AND LIABILITIES AS OF JUNE 30, 2000 (UNAUDITED)

                                                             ING           PILGRIM                           ING  GLOBAL
                                                           GLOBAL          GLOBAL                            INFORMATION
                                                         INFORMATION      TECHNOLOGY       PRO FORMA       TECHNOLOGY FUND
                                                       TECHNOLOGY FUND       FUND         ADJUSTMENTS        (PRO FORMA)
                                                       ---------------   ------------    -------------       ------------
ASSETS:
 Investments at value*                                  $ 173,902,662    $ 11,029,164                       $ 184,931,826
 Short-term investments                                     2,149,000              --                           2,149,000
 Foreign currencies**                                       1,802,929              --                           1,802,929
 Cash                                                          41,694       1,291,631                           1,333,325
 Due from affiliate                                                90          65,848                              65,938
 Receivable for investment securities sold                    180,617              --                             180,617
 Receivable for fund shares sold                              371,064              --                             371,064
 Dividends and interest receivable                             16,365           8,138                              24,503
 Other                                                             --              18                                  18
 Prepaid expenses                                              29,017              --                              29,017
                                                        -------------    ------------    -------------       ------------
      Total Assets                                        178,493,438      12,394,799               --        190,888,237
                                                        -------------    ------------    -------------       ------------
LIABILITIES:
 Payable for investment securities purchased                   96,512          46,333                             142,845
 Payable for fund shares redeemed                              77,373           5,114                              82,487
 Other liabilities and accrued expenses                     2,108,314         117,013                           2,225,327
                                                        -------------    ------------    -------------       ------------
      Total Liabilities                                     2,282,199         168,460               --          2,450,659
                                                        -------------    ------------    -------------       ------------
NET ASSETS                                              $ 176,211,239    $ 12,226,339    $          --       $188,437,578
                                                        =============    ============    =============       ============
NET ASSETS CONSIST OF:
 Paid-in capital                                        $ 104,780,184    $ 13,538,851                        $118,319,035
 Accumulated net investment income (loss)                  (1,809,273)        (83,016)                         (1,892,289)
 Accumulated net realized gain (loss) on investments       41,058,456         319,288                          41,377,744
 Unrealized appreciation (depreciation) of investments     32,181,872      (1,548,784)                         30,633,088
                                                        -------------    ------------    -------------       ------------
      Net Assets                                        $ 176,211,239    $ 12,226,339    $           0       $188,437,578
                                                        =============    ============    =============       ============
CLASS A:
 Net Assets                                             $ 112,091,254    $ 12,226,339                        $124,317,593
 Shares outstanding                                         3,965,674       1,166,544         (734,059)(A)      4,398,159
 Net asset value and redemption price per share         $       28.27    $      10.48                        $      28.27
CLASS B:
 Net Assets                                             $  37,413,936             N/A    $   8,206,924 (B)   $ 45,620,860
 Shares outstanding                                         1,335,339             N/A          292,895 (B)      1,628,234
 Net asset value and redemption price per share         $       28.02             N/A                        $      28.02
CLASS C:
 Net Assets                                             $  18,499,125             N/A                        $ 18,499,125
 Shares outstanding                                           660,499             N/A                             660,499
 Net asset value and redemption price per share         $       28.01             N/A                        $      28.01
CLASS X:
 Net Assets                                             $   8,206,924             N/A    $  (8,206,924)(B)            N/A
 Shares outstanding                                           293,067             N/A         (293,067)(B)            N/A
 Net asset value and redemption price per share         $       28.00             N/A                                 N/A

*  Cost of Securities                                   $ 141,709,021    $ 12,577,782                        $154,286,803
** Cost of Foreign Currencies                           $   1,770,954              --                        $  1,770,954

(A) Reflects new shares issued, net of retired shares of Pilgrim Global Technology Fund.

(B)  Reflects the merging of Class X into Class B.

                See accompanying notes to financial statements.

STATEMENTS OF OPERATIONS  (UNAUDITED)

                                                                ING           PILGRIM                          ING  GLOBAL
                                                               GLOBAL          GLOBAL                          INFORMATION
                                                            INFORMATION      TECHNOLOGY        PRO FORMA     TECHNOLOGY FUND
                                                          TECHNOLOGY FUND       FUND          ADJUSTMENTS      (PRO FORMA)
                                                          ---------------   -------------    --------------    -----------
                                                           TWELVE MONTHS       PERIOD            PERIOD           PERIOD
                                                               ENDED           ENDED             ENDED            ENDED
                                                            30-JUN-2000     30-JUN-2000(1)    30-JUN-2000      30-JUN-2000
                                                           -------------    --------------    -----------      -----------
INVESTMENT INCOME:
 Dividends                                                  $     93,139    $    14,082                       $    107,221
 Interest                                                        213,353         23,279                            236,632
                                                            ------------    -----------      ------------     ------------
                                                                 306,492         37,361                --          343,853
 Less: foreign tax expense                                         3,574          2,546                              6,120
                                                            ------------    -----------      ------------     ------------
      Total investment income                                    302,918         34,815                --          337,733
                                                            ------------    -----------      ------------     ------------
EXPENSES:
 Management fees                                               1,402,709         58,755                          1,461,464
 Distribution expenses
   Class A                                                       609,146                           35,349 (A)      644,495
   Class B                                                       174,681                           49,922 (D)      224,603
   Class C                                                        89,702                                            89,702
   Class X                                                        49,922                          (49,922)(D)           --
 Transfer agent fees                                             526,838         18,067                            544,905
 Directors' fees                                                     386         98,467           (88,620)(B)       10,233
 Administrative fees                                                  --             --           117,363 (A)      117,363
 Professional fees                                                70,239         18,693           (14,954)(B)       73,978
 Accounting expenses                                              47,460          2,093            (1,674)(B)       47,879
 Custodian expenses                                               39,478         15,011                             54,489
 Registration fees                                                47,281         17,405           (13,924)(B)       50,762
 Reports to shareholders                                          31,837         16,922                             48,759
 Computer processing fees                                             --          4,342            (4,342)(C)           --
 Other expenses                                                   15,221          9,532                             24,753
                                                            ------------    -----------      ------------     ------------
      Total expenses                                           3,104,900        259,287            29,197        3,393,384
 Less: expenses recovered under contract with
        investment advisor                                     1,201,288        130,347         (444,016) (A)      887,619
       redemption fee proceeds                                                   11,109          (11,109) (C)           --
                                                            ------------    -----------      ------------     ------------
      Net expenses                                             1,903,612        117,831           484,322        2,505,765
      Net investment income (loss)                            (1,600,694)       (83,016)         (484,322)      (2,168,032)
                                                            ------------    -----------      ------------     ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) from:
  Investments                                                 42,403,342        319,312                         42,722,654
  Foreign currency translations                                 (192,396)           (24)                          (192,420)
 Net change in unrealized appreciation (depreciation) of:
  Investments                                                 24,655,783     (1,548,618)                        23,107,165
  Foreign currency translations                                    5,468           (166)                             5,302
                                                            ------------    -----------      ------------     ------------
 Net gain (loss) from investments                             66,872,197     (1,229,496)                        65,642,701
                                                            ------------    -----------      ------------     ------------
       NET INCREASE (DECREASE) IN NET ASSETS
        RESULTING FROM OPERATIONS                           $ 65,271,503    $(1,312,512)     $   (484,322)    $ 63,474,669
                                                            ============    ===========      ============     ============

(1) Fund commenced operations on January 13, 2000.
(A) Reflects  adjustment in expenses due to effects of proposed  contract  rate.
(B) Reflects adjustment in expenses due to elimination of duplicative  services.
(C) Reflects adjustment to concur with Pilgrim expense structure.
(D) Reflects the merging of Class X into Class B.

                See accompanying notes to financial statements.

 PORTFOLIO OF INVESTMENTS* (UNAUDITED)
 As of June 30, 2000
--------------------------------------------------------------------------------

      ING                    ING  GLOBAL                                              ING                          ING  GLOBAL
    GLOBAL        PILGRIM    INFORMATION                                            GLOBAL           PILGRIM       INFORMATION
  INFORMATION     GLOBAL    TECHNOLOGY FUND                                       INFORMATION         GLOBAL     TECHNOLOGY FUND
  TECHNOLOGY    TECHNOLOGY   (PRO FORMA)                                           TECHNOLOGY       TECHNOLOGY     (PRO FORMA)
    SHARES        SHARES       SHARES                                             MARKET VALUE     MARKET VALUE    MARKET VALUE
    ------        ------       ------                                             ------------     ------------    ------------
                                         COMMON STOCK:  98.14%

                                         CANADA:  3.45%
    95,330                     95,330    Nortel Networks Corp.                     $ 6,506,273                     $ 6,506,273
                                                                                   -----------      ----------     -----------
                                         FINLAND:  0.17%
                  7,100         7,100    Sonera Corp.                                               $  324,986         324,986
                                                                                   -----------      ----------     -----------
                                         FRANCE:  0.23%
                  6,400         6,400    Alcatel ADR                                                   425,600         425,600
                                                                                   -----------      ----------     -----------
                                         GERMANY:  2.86%
                    499           499 @  Adlink Internet Media AG                                        5,644           5,644
                  4,000         4,000    Elmos Semiconductor AG                                        207,055         207,055
                  4,000         4,000 @  Infineon Technologies AG                                      318,252         318,252
    14,169                     14,169    SAP AG                                      2,617,638                       2,617,638
    24,332                     24,332    Software AG                                 2,241,788                       2,241,788
                                                                                   -----------      ----------     -----------
                                                                                     4,859,426         530,951       5,390,377
                                                                                   -----------      ----------     -----------
                                         HONG KONG:  0.06%
                200,000       200,000 @  Yuxing Infotech Holdings, Ltd.                                109,685         109,685
                                                                                   -----------      ----------     -----------
                                         IRELAND:  1.60%
    62,963                     62,963    SmartForce PLC                              3,022,224                       3,022,224
                                                                                   -----------      ----------     -----------
                                         ISRAEL:  0.04%
                  2,500         2,500 @  Orckit Communications, Ltd.                                    75,000          75,000
                                                                                   -----------      ----------     -----------
                                         JAPAN:  2.61%
                  5,250         5,250    Capcom Company, Ltd.                                          169,208         169,208
                  1,400         1,400    Citizen Electronics Company, Ltd.                             153,495         153,495
                 10,000        10,000 @  Crayfish Company, Ltd.  ADR                                    69,375          69,375
                 12,000        12,000    Fujitsu, Ltd                                                  416,251         416,251
                    600           600    Hikari Tsushin, Inc.                                           24,669          24,669
                  9,000         9,000    Matsushita Electronics                                        233,929         233,929
                 28,000        28,000    Mitsubishi Electronics                                        303,814         303,814
                     13            13    NTT Data Corp.                                                133,930         133,930
                     13            13    NTT Docomo, Inc.                                              352,642         352,642
     5,800          600         6,400    Softbank Corp.                                787,219          81,662         868,881
                  3,800         3,800    Sony Corp.                                                    355,572         355,572
    21,000                     21,000    Square Co., Ltd.                            1,183,656                       1,183,656
                  5,000         5,000    Sumisho Computer Systems                                      369,560         369,560
                  2,000         2,000    Tokyo Electron, Ltd.                                          274,476         274,476
                                                                                   -----------      ----------     -----------
                                                                                     1,970,875       2,938,583       4,909,458
                                                                                   -----------      ----------     -----------
                                         NETHERLANDS:  2.48%
    64,970                     64,970    ASM Lithography Holding NV                  2,792,594                       2,792,594
                  6,500         6,500    Koninklijke (Royal) Philips
                                          Electronics NV                                               307,803         307,803
    46,540        8,000        54,540    United Pan-Europe Communications NV         1,217,049         210,046       1,427,095
                 12,000        12,000 @  World Online International NV                                 144,939         144,939
                                                                                   -----------      ----------     -----------
                                                                                     4,009,643         662,788       4,672,431
                                                                                   -----------      ----------     -----------
                                         PORTUGAL:  0.21%
                  2,000         2,000 @  Impresa-Sociedade Gestora de
                                          Participacoes, SA                                             22,048          22,048
                  9,667         9,667 @  ParaRede, SGPS SA                                              62,828          62,828
                 48,335        48,335 @  ParaRede, SGPS SA (Rights)                                    314,140         314,140
                                                                                   -----------      ----------     -----------
                                                                                            --         399,016         399,016
                                                                                   -----------      ----------     -----------
                                         SOUTH KOREA:  0.33%
                  5,000         5,000 @  Korea Telecom Corp.  ADR                                      241,875         241,875
                 47,900        47,900 @  Mirae Co.  ADR                                                384,697         384,697
                                                                                   -----------      ----------     -----------
                                                                                            --         626,572         626,572
                                                                                   -----------      ----------     -----------
                                         SPAIN:  0.17%
                 14,500        14,500 @  Telefonica SA                                                 312,740         312,740
                                                                                   -----------      ----------     -----------
                                         SWEDEN:  0.16%
                 14,800        14,800    Telefonaktiebolaget LM Ericsson AB                            294,457         294,457
                                                                                   -----------      ----------     -----------
                                         SWITZERLAND:  0.17%
                  9,000         9,000    Swisscom AG                                                   317,250         317,250
                                                                                   -----------      ----------     -----------
                                         TAIWAN:  0.11%
                  5,120         5,120 @  Taiwan Semiconductor Manufacturing
                                          Company, Ltd. ADR                                            198,400         198,400
                                                                                   -----------      ----------     -----------
                                         UNITED KINGDOM:  3.32%
   169,192                    169,192    CMG PLC                                     2,390,733                       2,390,733
                 26,000        26,000 @  Flag Telecom Holdings, Ltd.                                   388,375         388,375
    63,586                     63,586    Logica PLC                                  1,504,755                       1,504,755
   120,556                    120,556    Sema Group PLC                              1,714,684                       1,714,684
                 65,200        65,200 @  Vodafone AirTouch PLC                                         263,546         263,546
                                                                                   -----------      ----------     -----------
                                                                                     5,610,172         651,921       6,262,093
                                                                                   -----------      ----------     -----------

                                         UNITED STATES:  80.17%
                  1,500         1,500 @  Agilent Technologies, Inc.                                    110,625         110,625
    56,309                     56,309    Amdocs Ltd.                                 4,321,715                       4,321,715
    67,097                     67,097    America Online, Inc.                        3,539,367                       3,539,367
    25,702                     25,702    Applied Materials, Inc.                     2,329,244                       2,329,244
    25,190                     25,190    Art Technology Group, Inc.                  2,542,615                       2,542,615
   120,190                    120,190    BEA Systems, Inc.                           5,941,893                       5,941,893
    84,276                     84,276    BroadVision, Inc.                           4,282,274                       4,282,274
    38,977                     38,977    Brocade Communications System               7,151,670                       7,151,670
    30,610                     30,610    Brooks Automation, Inc.                     1,957,127                       1,957,127
                  4,500         4,500 @  Caliper Technologies Corp.                                    206,859         206,859
    41,209                     41,209    CIENA Corp.                                 6,869,025                       6,869,025
    75,044                     75,044    Cisco Systems, Inc.                         4,769,984                       4,769,984
    45,141                     45,141    Citrix Systems, Inc.                          854,858                         854,858
    42,774                     42,774    Computer Associates International, Inc.     2,189,494                       2,189,494
    30,406                     30,406    Computer Sciences Corp.                     2,270,948                       2,270,948
                  2,500         2,500 @  Conexant Systems, Inc.                                        121,797         121,797
    49,564                     49,564    Convergys Corp.                             2,571,133                       2,571,133
    23,780                     23,780    DoubleClick, Inc.                             906,612                         906,612
                  4,000         4,000 @  Electronic Arts, Inc.                                         291,875         291,875
    89,466                     89,466    EMC Corp-Mass                               6,883,290                       6,883,290
                  6,300         6,300 @  Entrust Technologies, Inc.                                    522,506         522,506
    44,118                     44,118    I2 Technologies, Inc.                       4,599,991                       4,599,991
    21,879                     21,879    Inktomi Corp.                               2,587,192                       2,587,192
    35,997                     35,997    Intel Corp.                                 4,812,349                       4,812,349
    18,610                     18,610    International Business Machines Corp.       2,038,958                       2,038,958
                  7,900         7,900 @  Intersil Holding Corp.                                        426,600         426,600
    52,688                     52,688    JDS Uniphase Corp.                          6,315,974                       6,315,974
                 20,000        20,000 @  Litronic, Inc.                                                178,125         178,125
                  6,000         6,000    Lucent Technologies, Inc.                                     355,500         355,500
    85,238                     85,238    MarchFirst, Inc.                            1,555,594                       1,555,594
    34,100                     34,100    Micron Technology, Inc.                     3,002,931                       3,002,931
    63,890                     63,890    Microsoft Corp.                             5,111,200                       5,111,200
                  9,000         9,000 @  Motient Corp.                                                 141,469         141,469
   163,840                    163,840    Motorola, Inc.                              4,761,600                       4,761,600
    64,988                     64,988    Network Appliance, Inc.                     5,231,534                       5,231,534
    67,096                     67,096    Network Associates, Inc.                    1,367,081                       1,367,081
                    500           500 @  New Focus, Inc.                                                41,250          41,250
    75,918                     75,918    Oracle Corp.                                6,381,857                       6,381,857
                  4,000         4,000 @  Phone.com, Inc.                                               260,875         260,875
    94,648                     94,648    Razorfish, Inc.                             1,520,284                       1,520,284
    33,864                     33,864    RF Micro Devices, Inc.                      2,967,333                       2,967,333
                 25,000        25,000 @  Saflink Corp.                                                  69,531          69,531
    36,433                     36,433    Sapient Corp.                               3,896,054                       3,896,054
    36,497                     36,497    Siebel Systems, Inc.                        5,969,541                       5,969,541
    29,753                     29,753    Software.Com, Inc.                          3,864,171                       3,864,171
    65,782                     65,782    Sun Microsystems, Inc.                      5,982,051                       5,982,051
    89,296                     89,296    Texas Instruments, Inc.                     6,133,519                       6,133,519
    62,050                     62,050    Veritas Software Corp.                      7,012,620                       7,012,620
                  5,900         5,900 @  Vitesse Semiconductor Corp.                                   434,203         434,203
    27,697                     27,697    Yahoo, Inc.                                 3,430,966                       3,430,966
                                                                                   -----------      ----------     -----------
                                                                                   147,924,049       3,161,215     151,085,264
                                         TOTAL LONG-TERM INVESTMENTS
                                          (COST: $141,709,021, $12,577,782,
                                          $154,286,803)                            173,902,662      11,029,164     184,931,826
                                                                                   -----------      ----------     -----------
           PRINCIPAL AMOUNT              SHORT-TERM INVESTMENTS:  1.14%
-------------------------------------
$2,149,000                 $2,149,000    State Street Bank & Trust 6.550%
                                          due 07/03/00                               2,149,000                       2,149,000
                                                                                   -----------      ----------     -----------

                                         TOTAL SHORT-TERM INVESTMENTS
                                          ($2,149,000,  $0,  $2,149,000)             2,149,000              --       2,149,000
                                                                                   -----------      ----------     -----------
                                         TOTAL INVESTMENTS (COST:
                                          $143,858,021, $12,577,782,
                                          $156,435,803)                   99.28%   176,051,662      11,029,164     187,080,826
                                         OTHER ASSETS IN EXCESS OF
                                         LIABILITIES                       0.72%       159,577       1,197,175       1,356,752
                                                                                   -----------      ----------     -----------
                                         TOTAL NET ASSETS                100.00%   176,211,239      12,226,339     188,437,578
                                                                         ======    ===========      ==========     ===========

* No adjustments are shown to the unaudited pro forma combined portfolios of investments because it is expected that upon consummation of the Reorganization, no securities would need to be sold in order for the ING Global Information Technology Fund to comply with its Prospectus requirements and SEC and IRS guidelines and restrictions. However, the Pilgrim Global Technology Fund or the ING Global Information Technology Fund may purchase or sell any securities in the ordinary course of business as a mutual fund, and following the Reorganization, certain holdings of the Pilgrim Global Technology Fund that are transferred to the ING Global Information Technology Fund may be expected to be sold.
@ Non-income producing security
ADR - American Depository Receipt

                 See Accompanying Notes to Financial Statements.

NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)

Note 1 - Basis of Combination:

     On November 16, 2000, the Board of ING Global Information Technology Fund ("Global Information Technology Fund") and on November 2, 2000 the Board of Pilgrim Global Technology Fund ("Global Technology Fund"), approved an Agreement and Plan of Reorganization (the "Plan") whereby, subject to approval by the shareholders of Global Technology Fund, Global Information Technology Fund will acquire all the assets of Global Technology Fund subject to the liabilities of such Fund, in exchange for a number of shares equal to the pro rata net assets of shares of the Global Information Technology Fund (the "Merger").

     The Merger will be accounted for as a tax free merger of investment companies. The unaudited pro forma combined financial statements are presented for the information of the reader and may not necessarily be representative of what the actual combined financial statements would have been had the reorganization occurred at June 30, 2000. The unaudited pro forma portfolio of investments, and unaudited statement of assets and liabilities reflect the financial position of Global Information Technology Fund and Global Technology Fund at June 30, 2000. The unaudited pro forma statement of operations reflects the results of operations of Global Information Technology Fund and Global Technology Fund for the period ended June 30, 2000. These statements have been derived from the Funds' respective books and records utilized in calculating daily net asset value at the dates indicated above for Global Information Technology Fund and Global Technology Fund under generally accepted accounting principles. The historical cost of investment securities will be carried forward to the surviving entity and results of operations of Global Information Technology Fund for pre-combination periods will not be restated.

     The unaudited pro forma portfolio of investments, and unaudited pro forma statements of assets and liabilities and operations should be read in conjunction with the historical financial statements of the Funds incorporated by reference in the Statements of Additional Information.

Note 2 - Security Valuation:

     Investments in equity securities traded on a national securities exchange or included on the NASDAQ National Market System are valued at the last reported sale price. Securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. U.S. Government obligations are valued by using market quotations or independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. All investments quoted in foreign currencies will be valued daily in U.S. Dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by each Fund's Custodian. Securities for which market quotations are not readily available are valued at their respective fair values as determined in good faith and in accordance with policies set by the Board of Directors. Investments in securities maturing in less than 60 days are valued at cost, which, when combined with accrued interest, approximates market value.

Note 3 - Foreign Currency Transactions:

     The books and records of the funds are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

     (1)  Market   value   of   investment   securities,    other   assets   and
          liabilities--at the exchange rates prevailing at the end of the day.

     (2) Purchases and sales of investment securities, income and expenses - at the rates of exchange prevailing on the respective dates of such transactions.

     Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from the changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from the investments. Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and the U.S. Government. These risks include but are not limited to re-evaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those in the United States.

Note 4 - Capital Shares:

     The unaudited pro forma net asset value per share assumes additional shares of common stock issued in connection with the proposed acquisition of Global Technology Fund by Global Information Technology Fund as of June 30, 2000. The number of additional shares issued was calculated by dividing the net asset value of each Class of Global Technology Fund by the respective Class net asset value per share of Global Information Technology Fund.

Note 5 - Unaudited Pro Forma Adjustments:

     The accompanying unaudited pro forma financial statements reflect changes in fund shares as if the merger had taken place on June 30, 2000. Global Technology Fund expenses were adjusted assuming Global Information Technology Fund's fee structure was in effect for the year ended June 30, 2000.

Note 6 - Merger Costs:

     Merger costs are estimated at approximately $125,000 and are not included in the unaudited pro forma statement of operations since these costs are not reccurring. These costs represent the estimated expense of both Funds carrying out their obligations under the Plan and consist of management's estimate of legal fees, accounting fees, printing costs and mailing charges related to the proposed merger.

Note 7 - Federal Income Taxes:

     It is the policy of the Funds to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized gains to their shareholders. Therefore, a federal income tax or excise tax provision is not required. In addition, by distributing during each calendar year substantially all of its net investment income and net realized capital gains, each Fund intends not to be subject to any federal excise tax.

     The Fund intends to offset any net capital gains with any available capital loss carryforward until each carryforward has been fully utilized or expires. In addition, no capital gain distribution shall be made until the capital loss carryforward has been fully utilized or expires.